UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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SUMMA INDUSTRIES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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21250 Hawthorne Boulevard, Suite 500

Torrance, California 90503

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 24, 2005

To the Stockholders of

Summa Industries:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Summa Industries, a Delaware corporation (the “Company”), will be held on January 24, 2005 at 8:30 a.m., local time, at the Marriott Hotel, 3635 Fashion Way, Torrance, California (near the southeast corner of Hawthorne and Torrance Boulevards, behind the Computax Building), for the following purposes:

1.     to elect three members to the Company’s Board of Directors, each to serve for a three-year term;

2.     to approve and adopt the 2005 Equity Incentive Plan under which investment interests relating to up to 500,000 additional shares of the Company’s Common Stock (subject to anti-dilution adjustments specified in the plan) may be granted to the Company’s directors, officers, employees, agents and others; and

3.     to transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

Holders of record of Summa Common Stock at the close of business on November 29, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.  A list of holders of record of shares of Summa Common Stock at the close of business on the Record Date will be available for inspection at the Company’s headquarters during ordinary business hours for the ten-day period prior to the Annual Meeting.  The Company’s transfer books will not be closed.

THE INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS HAVE UNANIMOUSLY APPROVED PROPOSAL 1, AND THE ENTIRE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED PROPOSAL 2, AS BEING IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY RECOMMENDED THAT YOU VOTE FOR APPROVAL OF PROPOSAL 1 AND PROPOSAL 2. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDED APPROVAL OF ALL OTHER PROPOSALS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

All stockholders are cordially invited to attend the Annual Meeting in person.  However, whether or not you plan to attend the Annual Meeting in person, you are requested to mark, sign and date the enclosed proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States.  If you attend the Annual Meeting, you may revoke your proxy at any time before it is voted and vote in person if you wish, even if you have previously returned your proxy card.

By Order of the Board of Directors:

/s/ Trygve M. Thoresen

Trygve M. Thoresen
Secretary

December 1, 2004
Torrance, California

SUMMA INDUSTRIES

21250 Hawthorne Boulevard, Suite 500

Torrance, California 90503

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on January 24, 2005

INTRODUCTION

This Proxy Statement and the accompanying form of proxy are being sent to stockholders of Summa Industries, a Delaware corporation (“Summa” or the “Company”), on or about December 9, 2004.  The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company (the “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Summa to be held on January 24, 2005 at 8:30 a.m., local time, at the Marriott Hotel, 3635 Fashion Way, Torrance, California, and at any adjournments thereof.

All expenses associated with soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, will be borne by the Company.  It is contemplated that proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit proxies personally or by telephone, facsimile or e-mail, without receiving additional compensation therefor.  The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these proxy materials to their principals.

RECORD DATE

Stockholders of Summa Common Stock of record at the close of business on November 29, 2004 (the “Record Date”) are entitled to notice of and to vote on all matters presented at the Annual Meeting and at any adjournments thereof.  On the Record Date, there were 4,002,527 shares of Common Stock outstanding, held by 231 stockholders of record and an estimated 1,600 additional beneficial owners.

VOTING; PROXIES

The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting and at any adjournments thereof.  On each matter to be considered at the Annual Meeting, stockholders will be entitled to cast one vote for each share of Common Stock held on the Record Date.  In accordance with the Company’s Certificate of Incorporation, there will be no cumulative voting for the election of directors.

For Proposal 1, the three director nominees receiving the highest number of votes at the Annual Meeting with a quorum present or represented will be elected.  Approval of Proposal 2 will require the affirmative vote of a majority of the Company’s shares present and voting at the Annual Meeting, provided the number of shares present or represented constitutes a quorum.  Abstentions and broker non-votes on Proposal 1 and Proposal 2 will be counted for purposes of determining the presence or absence of a quorum, but will not constitute a vote “for” or “against” the Proposal and will be disregarded in calculating the votes cast as to the Proposal.

STOCKHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.  Properly executed and returned proxies, unless revoked, will be voted as directed by the stockholder, or, in the absence of such direction, by the persons named therein FOR election of each director nominee set forth in Proposal 1 and FOR Proposal 2 in accordance with the recommendation of the Board of Directors, and in the proxy holders’ discretion as to other matters that may properly come before the Annual Meeting, provided that discretionary voting by proxies on such other matters is permitted by applicable rules and regulations.  A proxy may be revoked at any time before it is voted by delivery of written notice of revocation to the Secretary of the Company, or by delivery of a subsequently dated proxy, or by attendance at the Annual Meeting and voting in person.  Attendance at the Annual Meeting without also voting will not in and of itself constitute the revocation of a proxy.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Three of the Company’s seven directors, comprising one Class of the Board of Directors, are to be elected at the Annual Meeting, each to serve for a three-year term or until his successor is elected and qualified.  Two of the Company’s seven directors will be elected at the next annual meeting, and two directors will be elected at the subsequent meeting.

Should any of the nominees decline or be unable to serve as a director, the persons authorized in the proxy to vote on your behalf will vote for such substitute nominees as may be recommended by the independent members of the Company’s existing Board of Directors, unless other directions are given in the proxy.  Each of the nominees has consented to serve as a director if elected, and the Company knows of no reason why any nominee listed below would not be available for election or, if elected, would not be willing or able to serve.  Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the three director nominees set forth below.

Nominees

The following table sets forth certain information concerning each of the three nominees for election as directors of the Company:

Name	Positions with the Company	Age	Director Since
James R. Swartwout	Chairman, President, Chief Executive Officer & Chief Financial Officer	58	1990

Jack L. Watts	Director	56	1999

Charles A. Tourville	Director	63	2002

James R. Swartwout has been Chairman of the Board of Directors of the Company since August 1990, and Chief Executive Officer since July 1990.  Prior to that he was President and Chief Operating Officer since August 1989.  He joined the Company in October 1988 as its Executive Vice President and Chief Financial Officer.  Before joining the Company, Mr. Swartwout was a principal in a private leveraged buyout venture.  From April 1984 to December 1986, Mr. Swartwout was Executive Vice President of Delphian Corporation, Sunnyvale, California, a manufacturer of analytical instruments.  He earlier worked for Farr Company, American Air Filter Co. and Eastman Kodak Co., and is a former U.S. Navy officer. Mr. Swartwout holds a Bachelor of Science degree in Industrial Engineering from Lafayette College and a Masters in Business Administration from the University of Southern California.

Jack L. Watts has been the Chief Executive Officer of Portola Packaging, Inc., a manufacturer of plastic packaging products, since 1986.   Mr. Watts is a founding partner of The Portola Company, an investment partnership focused on acquisitions.  Prior to 1986, Mr. Watts was founder and Chairman of Faraday Electronics, an original equipment manufacturer of software, computers and terminals.  Mr. Watts also serves as a director of Portola Packaging, Inc., Portola Minerals Co., FloStor Engineering, PPI Management Co., and Boys and Girls Club of the Peninsula.   Mr. Watts holds a Bachelor of Science degree in Industrial Engineering from Oklahoma State University, a Masters in Business Administration from Stanford University, and a MSt. in Archaeology from Oxford University. Mr. Watts is a member of the Company’s Compensation Committee.

Charles A. Tourville has been the President of Temcor, a designer, manufacturer and erector of custom engineered products, since 1998, and is an officer of HTI Filtration Corporation.  Prior to that, Mr. Tourville was Senior Vice President of Temcor from 1995 through 1997.  Mr. Tourville joined Temcor in 1990 as its Vice

President of Finance and Administration.  Before joining Temcor, Mr. Tourville was Vice President and Treasurer of PASCO Zinc Corporation, a chemical products manufacturer, from 1984 to 1989.  Prior to joining PASCO, Mr. Tourville held management positions at Farr Company, a manufacturer of industrial filtration systems.  Mr. Tourville also serves as a director of Temcor.  Mr. Tourville holds a Bachelor of Science degree in Finance and a Masters degree in Finance, both from California State University at Northridge.  Mr. Tourville is a member of the Company’s Audit and Compensation Committees.

Directors Not Standing For Election

Name	Positions with the Company	Age	Director Since	Term Expires
David McConaughy	Director	72	1990	2005

Josh T. Barnes	Director	76	1996	2005

Michael L. Horst	Director	58	1978	2006

William R. Zimmerman	Director	77	1987	2006

David McConaughy is currently a Principal and Partner of Data Management Resources, which supplies and maintains integrated business management systems.  Previously, Mr. McConaughy was on the faculty of the University of Southern California Graduate School of Business, and had a strategic planning consulting practice. Mr. McConaughy also serves as a director of Data Management Resources.  Mr. McConaughy holds a Masters in Business Administration and a PhD in Administrative Science and Economics from The Ohio State University.  Mr. McConaughy is the Chairman of the Company’s Audit Committee.

Josh T. Barnes became a director of the Company upon the acquisition of LexaLite International Corporation by the Company in 1996.  Mr. Barnes founded LexaLite and lead the company as a director and Chief Executive Officer from its formation in 1963 until his retirement in 1997.  Mr. Barnes is a registered professional mechanical engineer in Michigan, the holder of several lighting related patents, a member of the Illuminating Engineering Society and the Society of Plastic Engineers. Mr. Barnes was elected Mayor of Charlevoix, Michigan and served in that position from 1994-1998.  He is a director and Chief Executive Officer of Business Activities Corporation, a director/trustee of the Charlevoix County Community Foundation, and an officer of Muscle Menders, Inc.   Mr. Barnes is a graduate of the Lawrence Institute of Technology and the U.S. Army Corps of Engineers Officer Candidate School.

Michael L. Horst is a Senior Vice President of the Urban Land Institute (“ULI”), a not-for-profit research and education organization based in Washington, D.C., whose mission is to provide responsible leadership in the use of land in order to enhance the total environment.   Mr. Horst also has served as an Adjunct Professor on the faculty at the University of Southern California.   Prior to joining ULI, Mr. Horst was a real estate consultant, educator and developer, and was an Affiliated Principal with EDAW, Inc., San Francisco, California, and a Vice President of Economics Research Associates where he practiced strategic planning for the real estate industry.  Mr. Horst holds a Masters in Business Administration from Stanford University and was a Loeb Fellow at the Harvard Design School.  Mr. Horst is a member of the Company’s Audit Committee.

William R. Zimmerman is the President of Zimmerman Holdings, Inc., a private investment company, and an officer of Westech Realty LLC.  He has previously served as President of Monogram Industries, Inc., President of Swedlow, Inc., and Executive Vice President of Avery International.  Mr. Zimmerman also serves as a director of Zimmerman Holdings, Inc., Adept, Inc., Life Script, Inc. and Leisure Link.  Mr. Zimmerman holds a Bachelor of Science and a Masters degree in Industrial Management, both from the Sloan School of the Massachusetts Institute of Technology.  Mr. Zimmerman is the Chairman of the Company’s Compensation Committee.

Meetings of the Board; Committees; Communications; Director Compensation; Ethics Policies

During fiscal 2004, in addition to actions taken by unanimous written consent, there were five meetings of the Company’s Board of Directors.  Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and of the committees of the Board of Directors on which he serves.  During fiscal 2004, the Company had two standing committees, the Audit Committee and the Compensation Committee.

The Audit Committee held six meetings during fiscal 2004.  The principal duties of the Audit Committee include responsibility for the appointment, compensation, retention and oversight of independent outside auditors, advising the Board of Directors on audit matters affecting the Company, reviewing with the auditors the scope of the audit engagement, and meeting with the Company’s management and independent outside auditors to discuss matters relating to internal accounting controls and results of audits performed.  The Board of Directors has adopted a written charter for the Audit Committee which requires, among other matters, that the Audit Committee consist of at least three directors, all of whom must be independent. The current members of the Audit Committee are Messrs. Horst, McConaughy and Tourville, each of whom (a) is “independent” as defined under Rule 4200 of the National Association of Securities Dealers’ listing standards, (b) meets the criteria for “independence” set forth in Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended, (c) is able to read and understand fundamental financial statements, and (d) has past experience and background which results in each member’s financial sophistication, such that the Board of Directors has determined that each Audit Committee member is an “audit committee financial expert.”

The Compensation Committee held two meetings during fiscal 2004.  The principal duties of the Compensation Committee include administering the Company’s executive compensation programs, including establishing base salaries, discretionary bonuses and stock option grants for the Chief Executive Officer and other executive officers.  The current members of the Compensation Committee are Messrs. Zimmerman, Watts and Tourville.

The Company does not have a standing nominating committee of the Board of Directors.  Because a substantial majority of the Company’s directors have been and are “independent” as defined by the applicable rules and regulations, the Company believes that a committee for matters typically addressed by a nominating committee is unnecessary.  Although all of the Company’s directors participate in the consideration of each director nominee, the nomination of directors is determined by the vote of a majority of the independent directors of the Company, with non-independent directors abstaining, and with each nominee abstaining from the vote on himself.  The Board of Directors does not have a formal policy regarding the consideration of director candidates recommended by security holders, but the Board will consider all such candidates, subject to the following:  to be considered, a candidate recommended by security holders should be recommended in writing to the Board of Directors not less than 120 days prior to the next annual meeting (using the prior annual meeting date plus one year as the date for the next annual meeting).  Any such written submission shall be addressed to Summa Industries, Board of Directors, c/o Secretary, 21250 Hawthorne Blvd., Suite 500, Torrance, CA 90503, and sent by overnight mail or certified mail, return receipt requested.   Any candidate so recommended by security holders must, at a minimum, (a) be fluent in the English language, (b) be independent in regard to the Company under all relevant definitions thereof, (c) have a record free of felony convictions or government censure, and (d) have at least ten years’ experience in one or a combination of the following areas: business, management, finance, accounting, marketing, manufacturing, international business, human resources or corporate or securities law.  In general, the Company believes each and every current member of the Board of Directors has performed and is performing in a satisfactory manner, and the independent members of the Board typically recommend the re-election of each member willing and able to stand for re-election. To identify potential candidates not currently on the Board, the Company polls each member of the Board of Directors and each executive officer for recommendations, and considers senior officials at other successful public and private entities. The nominees in this proxy statement were determined by the vote of a majority of the independent directors of the Company, with each nominee abstaining from the vote on himself.  All nominees are currently directors of the Company.  Historically, the Company has not paid a fee to any third parties to identify or assist in identifying or evaluating potential director nominees.

The Board of Directors of the Company has a process whereby holders of Company equity may send communications to the Board’s attention.   Any holder of Company equity desiring to communicate with the Board of Directors, or one or more specific members thereof, should communicate in a writing addressed to Summa Industries, Board of Directors, c/o Secretary, 21250 Hawthorne Blvd., Suite 500, Torrance, CA 90503 and sent by overnight mail or certified mail, return receipt requested.  The Secretary of the Company has been instructed by the Board of Directors to promptly forward all such communications to the specified addressees thereof.  The Board of Directors has a policy requesting all members attend each annual meeting of stockholders, and all members except Jack L. Watts were present at the previous year’s annual meeting of stockholders.

Non-employee directors of the Company receive a fee of $1,000 for each Board of Directors meeting attended and are reimbursed for travel expenses connected with a Board of Directors meeting.  Non-employee directors serving

on committees receive a $1,000 fee for each committee meeting attended.   In addition, directors who are not employees of the Company are entitled to choose between an annual grant of (a) a Nonstatutory Stock Option to acquire up to 5,000 shares of the Company’s Common Stock issued under the Company’s stock option plans on the date of the Company’s annual meeting, with an exercise price equal to the trading price of the Company’s Common Stock on that date, or (b) $15,000 in cash.  Non-employee directors serving on standing committees are currently entitled to choose between an annual grant of (c) a Nonstatutory Stock Option to acquire up to 2,000 additional shares, calculated in the same manner, or (d) $6,000 in cash.   During fiscal 2004, each outside director received $15,000, and each outside director serving on a committee received an additional $6,000 per committee.

The Company has a long-standing Ethics Policy.  In addition, the Company recently adopted a Code of Conduct which applies to all of the Company’s employees and non-employee directors, other than Article III (Financial Management) thereof, which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions for the Company, and persons performing similar functions at each subsidiary of the Company.  The Ethics Policy and the Code of Conduct are posted on the Company’s website, and the Company intends to post information regarding any amendment to or waiver of the Code of Conduct on its website within five business days of the date of any such amendment or waiver.

Report of the Audit Committee

In relation to the audited financial statements of the Company for the fiscal year ended August 31, 2004, the Audit Committee of the Board of Directors has (a) reviewed and discussed the audited financial statements with Company management, (b) discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent auditors for fiscal year 2004, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU section 380), as such may be modified or supplemented, (c) received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as such may be modified or supplemented, and (d) discussed with PwC its independence.

In addition, the Audit Committee has certain policies and procedures, including a direct line of communication with each of the business unit controllers and confidential, anonymous call in capabilities for all employees, to promote communication and handling of complaints regarding accounting, internal controls, auditing and other financial matters.  Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2004 be included in the Company’s Annual Report on Form 10-K for fiscal 2004 for filing with the Securities and Exchange Commission.

Audit Committee:
David McConaughy (Chairman)
Michael L. Horst
Charles A. Tourville

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

Set forth in the table below are the names, ages and offices held by the executive officers of the Company:

Name	Age	Position
James R. Swartwout	58	Chairman, President, Chief Executive Officer & Chief Financial Officer

Trygve M. Thoresen	40	Vice President of Business Development, Secretary & General Counsel

Paul A. Walbrun	62	Vice President & Controller

Miriam C. Rivera	46	Vice President of Human Resources

James R. Swartwout has been Chairman of the Board of Directors of the Company since August 1990, and Chief Executive Officer since July 1990.  Prior to that, he was President and Chief Operating Officer since August 1989.  He joined the Company in October 1988 as its Executive Vice President and Chief Financial Officer.  Before joining the Company, Mr. Swartwout was a principal in a private leveraged buyout venture.  From April 1984 to December 1986, Mr. Swartwout was Executive Vice President of Delphian Corporation, Sunnyvale, California, a manufacturer of analytical instruments.  He earlier worked for Farr Company, American Air Filter Co. and Eastman Kodak Co., and is a former U.S. Navy officer. Mr. Swartwout holds a Bachelor of Science degree in Industrial Engineering from Lafayette College and a Masters in Business Administration from the University of Southern California.

Trygve M. Thoresen has served as Vice President of Business Development, Secretary and General Counsel of the Company since August 2000, and was Vice President, Secretary and General Counsel from October 1997 until January 2000.  From January 2000 until shortly before his return in August 2000, Mr. Thoresen served as Chief Operating Officer of an internet start-up venture.  From January 1997 until its acquisition by the Company in October 1997, Mr. Thoresen served as Vice President-Finance, General Counsel and Assistant Secretary of Calnetics Corporation, Chatsworth, California.  Prior to that, from September 1992 until January 1997, Mr. Thoresen was a corporate, mergers and acquisitions and securities attorney with Gibson, Dunn & Crutcher LLP, Irvine, California.  From August 1989 until May 1992, Mr. Thoresen attended Hastings College of the Law.  Prior to law school, Mr. Thoresen was a senior accountant at KPMG LLP, and he is a Certified Public Accountant in the State of California (inactive).   In addition, Mr. Thoresen holds a Bachelor of Arts degree in Business Economics from the University of California, Santa Barbara.

Paul A. Walbrun has served as Vice President and Controller of the Company since October 1997, and was Vice President, Secretary and Controller of the Company from October 1994 until October 1997.  From July 1994 until its sale in June 1996, Mr. Walbrun served as Vice President and Controller of the Company’s former subsidiary, Morehouse-COWLES, Inc.  Before joining the Company, Mr. Walbrun was the Director of Financial Reporting for Bird Medical Technologies, Inc. and Controller of Stackhouse, Inc., a Bird Medical Technologies manufacturing subsidiary, and is a former U.S. Navy officer.   Mr. Walbrun holds a Bachelor of Business Administration with accounting major from the University of Wisconsin, Madison.

Miriam C. Rivera has served as Vice President of Human Resources of the Company since October 2002, and was Director of Human Resources of the Company from June 2000 until October 2002.  From July 1995 to June 2000, Ms. Rivera served as Performance and Organizational Development Manager and Training and Development Coordinator for Case Swayne/Best Foods, a manufacturer of food products. From 1989 to July 1995, Ms. Rivera served as the Western Regional Training Manager and Senior Educational Consultant for an educational software company.  Ms. Rivera holds a Masters of Science in Human Resource Design from the Claremont Graduate University, and is a certified Senior Professional in Human Resources (SPHR).   In addition, Ms. Rivera holds a Bachelor of Arts degree in Secondary Education from Arizona State University, Tempe.

Summary Compensation Table

The following summary compensation table sets forth all compensation paid or accrued by the Company for services rendered in all capacities during the three fiscal years ended August 31, 2004 by the Chief Executive Officer and the three other most highly compensated executive officers of the Company.  There were no other executive officers of the Company whose total salary and bonus exceeded $100,000 in the 2004 fiscal year.

					Long-Term Compensation
					Awards		Payouts
Name and Principal Positions	Annual Compensation				Stock Awards $	Options #(1)	LTIP Payouts $	All Other Compensation $(2)
	Year	Salary $	Bonus $	Other $

James R. Swartwout,	2004	350,000	65,000	—	—	25,000	—	8,596
Chairman, Chief	2003	350,000	65,000	—	—	25,000	—	404
Executive Officer &	2002	331,490	75,000	—	—	25,000	—	3,963
Chief Financial Officer

Trygve M. Thoresen,	2004	221,538	35,000	—	—	20,000	—	3,922
Vice President of	2003	179,469	40,000	—	—	20,000	—	4,693
Business Development,	2002	174,000	55,000	—	—	20,000	—	1,288
Secretary & General
Counsel

Paul A. Walbrun,	2004	124,985	20,000	—	—	15,000	—	3,455
Vice President &	2003	110,298	25,000	—	—	15,000	—	2,695
Controller	2002	108,000	30,000	—	—	20,000	—	2,216

Miriam C. Rivera,	2004	94,454	10,000	—	—	10,000	—	2,534
Vice President of	2003	89,920	15,000	—	—	5,000	—	2,026
Human Resources	2002	83,027	15,000	—	—	5,000	—	1,013

(1)           All options currently held by the named executive officers are Nonstatutory Stock Options.

(2)           Includes payments for a life insurance policy, and/or contributions to the Company’s 401(k) Savings and Retirement Plan.  In addition, each executive officer has use of a Company automobile.

Employment Agreements

In June 2001, the Company and Messrs. Swartwout, Thoresen and Walbrun entered into amended and restated employment agreements replacing prior existing agreements, and Ms. Rivera entered into an employment agreement.   Consistent with prior arrangements, under the agreements Messrs. Swartwout, Thoresen and Walbrun and Ms. Rivera are to be paid annual base salaries to be determined by the Compensation Committee of the Board of Directors, and annual bonuses of up to 50% of base salary in the case of Mr. Swartwout and up to 40% of base salary in the case of Messrs. Thoresen and Walbrun and Ms. Rivera, to be determined by the Compensation Committee based upon the factors set forth in the “Report of the Compensation Committee on Executive Compensation”  below.  In the event of termination of employment other than for cause, Mr. Swartwout would be entitled to severance pay equal to twelve months of his current base salary, and Messrs. Thoresen and Walbrun would each be entitled to receive six months of their respective base salaries.   In the event of a “change in control” of the Company (defined as the acquisition by a person or group of either 30% or more of the Company’s voting power or the right to elect a majority of the Company’s directors, the sale of 50% or more of the total fair market value of the Company’s assets, or a specified change in the composition of the Board of Directors), and regardless of whether employment is terminated as a result of such event, Mr. Swartwout would be entitled to receive as a bonus an amount equal to two year’s base salary, and Messrs. Thoresen and Walbrun would each be entitled to receive one year’s base salary and bonus.  In addition, if employment is terminated within two years following a change in control, then, unless such termination is for cause, Mr. Swartwout would be entitled to receive an additional bonus equal to two year’s base salary and bonus, and Messrs. Thoresen and Walbrun and Ms. Rivera would each be entitled to receive one year’s base salary and bonus if their respective employment was so terminated, all subject to reduction if such bonuses would trigger certain negative tax consequences to the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance as of August 31, 2004.  The Company has no such compensation plans other than stock option plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options(A)	Weighed-Average Exercise Price of Outstanding Options(B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))(C)

Equity Compensation Plans Approved by Stockholders (1)	814,710	$9.11	142,917

Equity Compensation Plans not Approved by Stockholders (2)	137,448	$7.47	—

Total	952,158	$8.88	142,917

__________________

(1)  Equity Compensation Plans Approved by Stockholders. The following existing equity compensation plans of the Company were individually approved by the stockholders: Summa Industries 1991 Stock Option Plan, Summa Industries 1995 Stock Option Plan, as amended, and Summa Industries 1999 Stock Option Plan, as amended (collectively, the “Stockholder Approved Plans”).  The terms of each Stockholder Approved Plan and the individual option agreements granted thereunder are similar.  Each Plan has a ten-year term, and options to acquire shares of the Company’s Common Stock are available for grant to key employees, directors, consultants, vendors and others, for individual terms of up to ten years from date of grant.  Although stock options may be granted under the Stockholder Approved Plans which are intended to qualify as incentive stock options (“ISO’s”) under Section 422A of the Internal Revenue Code of 1986, as amended (the “Code”), or, alternatively, as stock options which will not so qualify (“Nonstatutory Stock Options”), currently all options outstanding under these Plans are Nonstatutory Stock Options.  Options granted under the Stockholder Approved Plans become exercisable (vest) in accordance with the terms of the grant made by the Board of Directors, each as set forth in a written stock option agreement, but generally vest in twenty-five percent increments annually over four years. In the event of a “change in control” of the Company (defined as a dissolution, a merger or consolidation with any other corporation in which the Company is not the surviving corporation, a sale of substantially all assets to another person or entity, the acquisition by a person or group of 30% or more of the Company’s Common Stock, or a specified change in the composition of the Board of Directors), the date of exercisability of each option outstanding under the Stockholder Approved Plans will be accelerated to a date and time immediately prior to such transaction.

(2)  Equity Compensation Plans Not Approved by Stockholders. The following existing equity compensation plans of the Company were not individually approved by the stockholders: Calnetics Acquisition Stock Option Plan, Falcon Acquisition Stock Option Plan, Plastron Acquisition Stock Option Plan, and Plastic Specialties, Inc. Acquisition Stock Option Plan (collectively, the “Acquisition Plans”).  Each of the Acquisition Plans was adopted by the Company in connection with an acquisition of a third party entity.  Most of the options under the Acquisition Plans were granted to employees of the acquired company to motivate future performance for the Company.  Because each Acquisition Plan was adopted to address a specific acquisition, all option grants under each Plan were made on or soon after the acquisition date at the then current market price, and no additional grants under these Plans will be made. The terms of each Acquisition Plan and the individual option agreements granted thereunder are similar.  Under each Acquisition Plan, options to acquire shares of the Company’s Common Stock were granted principally to employees, for individual terms of up to ten years from date of grant.  All options outstanding under these Plans are Nonstatutory Stock Options.  Options granted under the Acquisition Plans become exercisable (vest) in accordance with the terms of the grant made by the Board of Directors, each as set forth in a written stock option agreement, but generally vest in twenty-five percent increments annually over four years, although some vest over a period of nine years.  In the event of a “change in control” of the Company (defined as a dissolution, a merger or consolidation with any other corporation in which the Company is not the surviving corporation, a sale of substantially all assets to another person or entity, the acquisition by a person or group of 30% or more of the Company’s Common Stock, or a specified change in the composition of the Board of Directors), the date of exercisability of each option outstanding under the Acquisition Plans will be accelerated to a date and time immediately prior to such transaction.

Stock Option Grants

The following table sets forth information concerning options granted to each of the named executive officers during fiscal 2004.

	Individual Grants
Name	Options Granted (#)(1)	Percentage of Total Options Granted to Employees in Fiscal 2004(%)	Exercise Price per Share ($)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($(2)
					5%	10%

James R. Swartwout	25,000	23.8	7.50	10/23/13	117,839	298,627
Trygve M. Thoresen	20,000	19.1	7.50	10/23/13	94,271	238,902
Paul A. Walbrun	15,000	14.3	7.50	10/23/13	70,703	179,177
Miriam C. Rivera	5,000	4.8	7.50	10/23/13	23,568	59,726

(1)  All options granted in fiscal 2004 are Nonstatutory Stock Options with exercise prices per share based upon market trading prices of the Company’s Common Stock.  All of the options set forth in the table above vest annually in one-forth increments commencing with the first anniversary of the grant date.

(2)  Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date.  These values are calculated pursuant to requirements promulgated by the Securities and Exchange Commission and do not reflect the Company’s estimate of future stock price appreciation.  Actual gains, if any, are dependent on the future market price of the Common Stock.

Stock Option Exercises

The following table sets forth information regarding options exercised during fiscal 2004 by executive officers of the Company, as well as the aggregate value of unexercised options held by each executive officer at August 31, 2004.  The Company has no stock appreciation rights, either freestanding or in tandem with options.

Name	Shares Acquired on Exercise	Value Realized($)	Number of Unexercised Options at Fiscal Year End(#)		Value of Unexercised In-The-Money Options at Fiscal Year End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable

James R. Swartwout	—	—	200,000	75,000	160,938	92,938
Trygve M. Thoresen	—	—	129,157	48,750	374,016	72,950
Paul A. Walbrun	8,000	46,581	68,000	40,000	88,600	59,100
Miriam C. Rivera	—	—	14,625	10,875	3,158	16,483

(1)  Calculated based upon the closing price of the Company’s Common Stock as reported on The Nasdaq National Market on August 31, 2004 which was $9.95 per share.

401(k) Plan

The Company maintains a Section 401(k) Savings and Retirement Plan (the “401(k) Plan”) in compliance with relevant ERISA regulations.  The 401(k) Plan allows employees to defer specified percentages of their compensation in a tax-deferred trust.  The Company may make matching contributions to the 401(k) Plan and may make additional profit-sharing contributions at the discretion of the Board of Directors.  The total Company contribution to all employees’ 401(k) Plan accounts in fiscal 2004 was $846,000.  Each of the named executive officers participates in the 401(k) Plan.

Report of the Compensation Committee on Executive Compensation

The Compensation Committee appointed by the Board of Directors generally administers the Company’s executive compensation programs.  The Compensation Committee consists solely of independent directors.  It is the policy of the Compensation Committee to establish compensation levels for executive officers which reflect the Company’s overall performance, responsibilities and contributions to the long-term growth and profitability of the Company.  The Compensation Committee determines compensation based on its evaluation of the Company’s overall performance, including various quantitative factors, primarily the Company’s financial performance, sales and earnings compared to the Company’s operating plan, as well as various qualitative factors such as new product development, the Company’s product and service quality, the extent to which the executive officers have contributed to forming a strong management team, and other factors which the Committee believes are indicative of the Company’s ongoing ability to achieve its long-term growth and profit objectives.  In determining the base salary and bonus for James R. Swartwout, the Chief Executive Officer of the Company, the Compensation Committee considered the foregoing factors.  From time to time, the Compensation Committee makes its decisions in concert with all outside members of the Board of Directors.

Base Salary and Discretionary Bonus.  The principal component of the compensation of the executive officers is their base salaries.  The Compensation Committee also retains discretion to award bonuses based on corporate or individual performance.  The Compensation Committee evaluates the practices of various industry groups, market data, including data obtained from time to time from outside compensation consultants, and other economic information to determine the appropriate ranges of base salary levels which will enable the Company to retain and incentivize the Chief Executive Officer and, to a lesser extent, the other executive officers.  Throughout the year, the members of the Compensation Committee review the corporate and individual performance factors described above.  The Compensation Committee, based upon its review of performance for the previous year and its review of the Company’s operating plan, establishes salary levels and awards any bonuses to the Chief Executive Officer and the other executive officers.  In recent years, the Compensation Committee has given more weight to general economic factors and corporate profitability in its determination of the Chief Executive Officer’s bonus.

Stock Options. The Compensation Committee also considers the grant of stock options to the Company’s key employees, including the executive officers.  The purpose of the stock option program is to provide incentives to the Company’s management and other employees to work to maximize stockholder value.  The option program also utilizes vesting periods to encourage key employees to continue in the employ of the Company.  Individual amounts of stock option grants to executive officers are derived based upon review of competitive compensation practices with respect to the same or similar executive positions, overall corporate performance and individual performance.

Compensation Committee:
William R. Zimmerman (Chairman)
Jack L. Watts
Charles A. Tourville

Compensation Committee Interlocks and Insider Participation

During the last completed fiscal year, Messrs. Zimmerman, Watts and Tourville served as members of the Compensation Committee.  No member of the Compensation Committee was or is an officer or employee of the Company.  The Compensation Committee reviews the performance and establishes the compensation of Messrs. Swartwout, Thoresen and Walbrun and Ms. Rivera.  There are no compensation committee interlocks between the Company’s Compensation Committee and other entities involving the Company’s executive officers and committee members who serve as executive officers or committee members of such other entities.

PROPOSAL NO. 2

APPROVAL OF THE 2005 EQUITY INCENTIVE PLAN

Background of and Reasons for the 2005 Equity Incentive Plan

Under the Company’s existing stock option plans, primarily the 1999 Stock Option Plan (“1999 Plan”) approved by the stockholders at the 1999 Annual Meeting, with an amendment thereto approved by the stockholders at the 2001 Annual Meeting, only 142,917 shares remained available for the grant of options to purchase shares of the Company’s Common Stock as of August 31, 2004, which was reduced to 39,417 as of the Record Date.  See “Executive Compensation and Other Information - Securities Authorized for Issuance Under Equity Compensation Plans” above.  The Company’s Board of Directors believes it is in the best interests of the Company and its stockholders to adopt the 2005 Equity Incentive Plan (the “2005 Plan”) to provide incentives to officers and other key employees of the Company to remain with and increase their efforts on behalf of the Company, and to enable the Company to grant stock options and/or other equity interests to non-employee directors and others expected to provide significant services to the Company.  Additionally, if key executives are to be recruited in the future, the availability of equity incentives is necessary for the Company to offer competitive compensation packages.

Historically, the Company has relied primarily on the grant of non-statutory stock options as its sole form of equity compensation.  More recently, the Company believes the ability to utilize various equity vehicles, including stock options, restricted stock or stock units, performance-based stock awards or stock appreciation rights, as deemed appropriate by the Compensation Committee of the Board of Directors (the “Plan Administrator”), should be available to maintain Summa’s competitive ability to attract, retain and motivate employees at all levels.  The Company intends to continue to use stock options as its primary form of equity compensation, but may use other forms of equity compensation on a limited basis as necessary for the attraction, retention and motivation of employees and non-employee directors.  A stock option is the right to purchase a certain number of shares of common stock, at a certain exercise price, in the future. Restricted stock is a share award conditioned upon continued employment, the passage of time or the achievement of performance objectives.  A stock unit is the right to receive the market price of a share of stock, either in cash or in stock, in the future.  A stock appreciation right is the right to receive the net of the market price of a share of stock and the exercise price of the right, either in cash or in stock, in the future.

Accordingly, the Board of Directors has unanimously approved the adoption of the 2005 Plan and, therefore, at the Annual Meeting the second matter to be presented to the stockholders of the Company for their consideration and approval will be a proposal to approve and adopt the 2005 Plan.

Purpose of 2005 Plan

The 2005 Plan will allow Summa, under the direction of the Plan Administrator, to make broad-based grants of stock options, restricted stock, stock units, stock appreciation rights or similar equity-based incentives, any of which may or may not require the satisfaction of performance objectives, to employees and to non-employee directors and others. The purpose of these stock-based awards is to attract and retain talented employees, further align employee and stockholder interests, continue to link employee compensation with Company performance, and maintain a culture based on employee stock and Company ownership. If approved, the proposed 2005 Plan will provide an essential component of the total compensation package offered to certain key employees, reflecting the importance Summa places on motivating and retaining such employees with long-term, performance-based incentives.

Key Terms of the 2005 Plan

The following is a summary of certain key provisions of the 2005 Plan:

Plan Term:	January 24, 2005 to January 23, 2015 (ten years)
Eligible Participant:

All directors, including non-employee directors, officers and employees of the Company and its subsidiaries, and consultants and advisors that render bona  fide services not in connection with capital-raising

Shares Authorized:	500,000, subject to adjustment only to reflect stock splits and similar events
Possible Award Types:

Non-qualified and incentive stock options; restricted stock; stock units; stock appreciation rights; performance awards; stock payments; dividend equivalents; stock bonuses; stock sales; phantom stock; and other stock-based benefits

Award Terms:	Stock options will have terms no longer than 10 years
Vesting:	Determined by the Plan Administrator; provided that, no stock option will first become exercisable within one year from date of grant other than upon Change in Control
Not Permitted:	Re-pricing of stock options without stockholder approval; loans to participants; granting stock options first exercisable within one year of date of grant

Eligibility

Only employees of Summa and its subsidiaries, non-employee directors of Summa, and others expected to provide significant services to the Company are eligible to receive awards under the 2005 Plan. The Plan Administrator will determine which employees will participate in the 2005 Plan.  As of the Record Date, there were approximately 715 employees (including 4 executive officers), 6 non-employee directors and an unknown but limited number of others who would be eligible to participate in the 2005 Plan.

Awards

The 2005 Plan allows the Plan Administrator to grant stock options, stock appreciation rights, restricted stock, stock units or other equity-based incentives any or all of which may be made contingent upon the achievement of performance criteria. Subject to plan limits, the Plan Administrator has the discretionary authority to determine the size of an award. The addition of performance-based requirements, if any, will be considered in light of the Company’s total compensation program and the significant level of pay-for-performance requirements already incorporated into its compensation practices.

Non-Employee Director Awards

Non-employee directors may, at their election, receive an annual grant of a non-statutory stock option for 5,000 shares or a cash award of $15,000.  If a non-employee director is elected to begin serving on a date other than the normal grant date, the Plan Administrator may elect to grant such director a non-statutory stock option.  In addition, non-employee directors serving on committees receive an annual grant of a non-statutory stock option for 2,000 shares or a cash award of $6,000.  For fiscal 2004, all non-employee directors elected to receive cash for their applicable annual retainers.

Vesting and Exercise of Stock Options

The exercise price of stock options granted under the 2005 Plan will be as determined by the Plan Administrator, which historically has been the market value of the Company’s common stock on the date of grant.  As of November 29, 2004, the market value of a share of the Company’s common stock was $8.83.  The option term may not be longer than 10 years. The Plan Administrator will determine at the time of grant when each stock option becomes exercisable, including the establishment of required performance vesting criteria, if any, and provided that no stock option may be exercised less than one year from the date of grant (other than upon a Change in Control). The Company may require, prior to issuing common stock under the 2005 Plan, that the participant remit an amount in cash or common stock sufficient to satisfy tax withholding requirements.

Vesting of Restricted Stock, Stock Unit Awards and Other Stock-Based Awards

The Plan Administrator may make the grant, issuance, retention and/or vesting of restricted stock and stock unit awards and other stock-based awards contingent upon continued employment with Summa, the passage of time, or such performance criteria and the level of achievement versus such criteria as it deems appropriate.

Eligibility Under Section 162(m)

Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Internal Revenue Code. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be one of the permitted criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Plan Administrator in the award.  To the extent that an award under the 2005 Plan is designated as a “performance award,” but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of strategic objectives as determined by the Plan Administrator.  The Plan Administrator may appropriately adjust any evaluation of performance under the performance criteria to exclude permitted events that occur during a performance period.  Notwithstanding satisfaction of any performance criteria, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable and/or vested under an award on account of satisfaction of performance criteria may be reduced by the Plan Administrator on the basis of such further considerations as the Plan Administrator in its sole discretion determines.

Transferability

Unless otherwise determined by the Plan Administrator, awards granted under the 2005 Plan are not transferable except by will or the laws of descent and distribution. The Plan Administrator will have sole discretion to permit the transfer of an award.

Administration

The Plan Administrator, which is made up entirely of independent directors, will administer the 2005 Plan. The Plan Administrator will select the Summa employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2005 Plan, establish the terms, conditions and other provisions of the grants. The Plan Administrator may interpret the 2005 Plan and establish, amend and rescind any rules relating to the 2005 Plan. The Plan Administrator may delegate to a committee of one or more directors the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2005 Plan to an officer or officers.

Amendments

The Plan Administrator may terminate, amend or suspend the 2005 Plan, provided that no action may be taken by the Plan Administrator (except those described in “Adjustments”) without stockholder approval to:

(1)	Increase the number of shares that may be issued under the 2005 Plan;
(2)	Permit the re-pricing of outstanding stock options;
(3)	Permit the loaning of money to participants;
(4)	Amend the maximum shares set forth that may be granted as stock options, stock appreciation rights, restricted stock, stock units or other stock-based incentives to any participant or in total;
(5)	Extend the term of the 2005 Plan;
(6)	Change the class of persons eligible to participate in the 2005 Plan; or
(7)	Otherwise implement any amendment required to be approved by stockholders under Nasdaq rules.

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of assets, reorganization, or exchange of Summa’s common stock, or any similar event affecting Summa’s common stock, the Plan Administrator shall adjust the number and kind of shares available for grant under the 2005 Plan, and subject to the various limitations set forth in the 2005 Plan, the number and kind of shares subject to outstanding awards under the 2005 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

Change in Control

The impact of a merger or other reorganization of Summa that results in a Change in Control on outstanding stock options, stock appreciation rights, restricted stock, stock units and other stock-based incentives granted under the 2005 Plan shall be to either (a) accelerate the date of exercisability of each award to a date and time immediately prior to such Change in Control, or (b) cancel and convert each award into the right to receive the securities, cash or other consideration that a holder of the shares underlying such awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).

U.S. Tax Consequences

Stock option grants under the 2005 Plan may be intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code or may be non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price.  Summa will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that alternative minimum tax may apply), and Summa will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. Summa may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units and certain other stock-based awards are also governed by Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Income tax is paid on the value of the stock or units at ordinary rates when the restrictions lapse, and then at capital gain rates when the shares are sold.

As described above, awards granted under the 2005 Plan may qualify as “performance-based compensation” under Section 162(m) of the Code in order to preserve federal income tax deductions by Summa with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Summa’s five most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2005 Plan by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations) and satisfy the 2005 Plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more “outside directors.”

For a discussion of Summa’s executive compensation philosophy, see “Report of the Compensation Committee on Executive Compensation” above.

Recommendation of the Board; Vote Required for Approval

The Board of Directors believes that Proposal 2 is in the best interests of the Company and its stockholders.  Therefore, the Board of Directors has unanimously approved this Proposal 2 and has recommended that the stockholders of the Company vote FOR approval and adoption of the 2005 Plan.  Approval of Proposal 2 will require the affirmative vote of a majority of the shares of the Company’s Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote.

Stock Performance Graph

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG SUMMA INDUSTRIES, PEER GROUP INDEX
AND RUSSELL 2000 INDEX

	FISCAL YEARS ENDING
COMPANY/INDEX/MARKET	8/31/99	8/31/00	8/31/01	8/30/02	8/29/03	8/31/04
Summa Industries	100.00	83.69	75.54	67.23	50.95	68.33
Peer Group	100.00	101.19	77.63	76.53	76.17	91.52
Russell 2000 Index	100.00	125.46	109.30	91.20	116.02	128.34

Note:

The peer group index is derived from the following peer group selected by the Company in good faith: Applied Extrusion Technology; Atlantis Plastics, Inc.; Core Molding Technologies, Inc.; Lamson & Sessions Co.; Myers Industries, Inc.; PW Eagle, Inc.; Reunion Industries, Inc.; Rotonics Manufacturing, Inc.; and Spartech Corporation.  Members of the peer group are more similar to the Company in lines of business, size and market capitalization than any readily available industry index of which the Company is aware.

Assumes $100 Invested on September 1, 1999

Assumes Dividends Reinvested

Fiscal year ending August 31, 2004

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of the Record Date by, among others, (i) all persons or groups known by the Company to be beneficial owners of more than 5% of the Common Stock, (ii) each director of the Company and each nominee for director, (iii) each executive officer of the Company named in the Summary Compensation Table above, and (iv) all directors and executive officers as a group.  Unless otherwise indicated in the footnotes, each person listed below has sole voting and investment power with respect to the shares beneficially owned by such person, subject to applicable community property laws, and the address of each such person is care of the Company, 21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(%)

Fidelity Management & Research Company (2) 82 Devonshire Street Boston, Massachusetts 02109	437,926	10.9

Kennedy Capital Management, Inc. (3) 10829 Olive Boulevard St. Louis, Missouri 63141	305,733	7.6

Paradigm Capital Management, Inc. Nine Elk Street Albany, NY 12207(4)	303,000	7.6

Summa Industries 401(k) Plan Trust (5)	501,403	12.5

Michael L. Horst (6)	35,271		*

William R. Zimmerman (6)	29,525		*

James R. Swartwout (6)(7)	340,273	8.0

David McConaughy (6)	40,500	1.0

Josh T. Barnes (6)(8)	59,040	1.5

Jack L. Watts (6)	14,000		*

Charles A. Tourville (6)	7,000		*

Trygve M. Thoresen (6)(7)	154,701	3.7

Paul A. Walbrun (6)(7)	85,806	2.1

Miriam C. Rivera (6)(7)	19,041		*

All directors and executive officers as a group (10 persons) (6)(7)	785,607	17.1

*              Less than one percent.

(1)           Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission, based on information furnished by each person listed.  Ownership shown includes shares which each named stockholder has the right to acquire within sixty days of the Record Date.  In calculating percentage ownership, all shares which a named stockholder has the right to so acquire are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  Listed persons may disclaim beneficial ownership of certain shares.

(2)   All information with respect to beneficial ownership of the shares of the Company’s Common Stock held directly or indirectly by Fidelity Management & Research Company (“Fidelity”) is based upon a Schedule 13F filed with the Securities and Exchange Commission for September 30, 2004, in which Fidelity described itself as an investment advisor.

(3)   All information with respect to beneficial ownership of the shares of the Company’s Common Stock held directly or indirectly by Kennedy Capital Management, Inc. (“Kennedy”) is based upon a Schedule 13F filed with the Securities and Exchange Commission for September 30, 2004, in which Kennedy described itself as an institutional investment manager.

(4)   All information with respect to beneficial ownership of the shares of the Company’s Common Stock held directly or indirectly by Paradigm Capital Management, Inc. (“Paradigm”) is based upon a Schedule 13F filed with the Securities and Exchange Commission for September 30, 2004, in which Paradigm described itself as an investment advisor.

(5)   Consists entirely of shares of the Company’s Common Stock held in trust for participants in the Company’s 401(k) Plan, primarily shares that were transferred into the 401(k) Plan upon consolidation of the Company’s Employee Stock Ownership Plan therein in 2002.  The 401(k) Plan is administered by the Company, and the trustee of the 401(k) Plan trust is Bankers Trust Company, N.A.  Voting rights for the Company’s Common Stock held in the 401(k) Plan trust are passed through to the beneficial owners thereof, and the trustee votes shares that are not otherwise voted in the same percentage as votes received.  The administrator and the trustee disclaim beneficial ownership of shares held by the 401(k) Plan trust, and the 401(k) Plan shares are not reported as beneficially owned by the administrator or the trustee.

(6)   Includes currently exercisable stock options to purchase shares of the Company’s Common Stock and/or options that will be exercisable within sixty days of the Record Date, as follows: Mr. Horst 20,000; Mr. Zimmerman 18,000; Mr. Swartwout 237,500; Mr. McConaughy 30,500; Mr. Barnes 12,000; Mr. Watts 14,000; Mr. Tourville 7,000; Mr. Thoresen 147,907; Mr. Walbrun 84,250; and Ms. Rivera 18,500.

(7)   Includes shares of the Company’s Common Stock held in trust for such participant in the Company’s 401(k) Plan.

(8)   Includes 15,000 shares held by a charitable remainder trust and 32,040 shares held by a living trust over which Mr. Barnes has voting and/or investment control.  Does not include shares, the quantities of which are unknown to Mr. Barnes, held by certain children and/or grandchildren of Mr. Barnes and with respect to which he has no control or pecuniary interest and disclaims beneficial ownership.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal 2004, the Company was obligated to pay fees to director Josh T. Barnes pursuant to pre-existing agreements with a subsidiary of the Company acquired in fiscal 1997. Total fees paid for fiscal 2004 were $30,000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission.  Officers, directors and such more than ten percent beneficial owners are required to furnish the Secretary of the Company with copies of all such forms which they file.

To the Company’s knowledge, based solely upon the Company’s review of such reports or written representations from certain reporting persons that no reports were required, the Company believes that during fiscal 2004, all of its directors and executive officers complied with Section 16(a) requirements.

INDEPENDENT AUDITORS

Name of Auditors; Attendance at Annual Meeting

As previously reported, the Company changed its independent public accountants in fiscal 2003.

Effective on May 27, 2003, the client-auditor relationship between KPMG LLP (“KPMG”) and the Company was terminated as a result of KPMG’s resignation.  Thereafter, KPMG performed procedures related to the amendment of the Company’s segment footnote presentation included in the August 31, 2002 consolidated financial statements and the conforming adjustments to the segment footnote presentation for the fiscal years ended August 31, 2001 and 2000.  KPMG continues to perform tax services for the Company.

During the Company’s fiscal year ended August 31, 2002, and the subsequent interim periods through May 27, 2003, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the independent public accountants’ satisfaction, would have caused such accountants to make reference to the subject matter of the disagreement in connection with its report on Summa’s financial statements as of and for the year ended August 31, 2002.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s fiscal year ended August 31, 2002, or during the subsequent interim period through May 27, 2003.

The audit report issued by KPMG on the consolidated financial statements of the Company as of and for the fiscal year ended August 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided KPMG with a copy of the foregoing disclosures at the time of resignation, and a letter from KPMG confirming its agreement with these disclosures is attached to the Company’s Form 8-K dated May 27, 2003.

Effective on June 18, 2003, the Audit Committee of the Company retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s new independent public accountants to review the Company’s financial statements for the fiscal third quarter ended May 31, 2003 and to audit the Company’s financial statements for the fiscal year ending August 31, 2003.  KPMG was retained as the Company’s tax service provider.

During Summa’s two fiscal years ended August 31, 2002 and through June 18, 2003, Summa did not consult with PwC with respect to the application of accounting principles to a specified transaction or regarding any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

PwC was the Company’s independent public accountant for the fiscal year ended August 31, 2004 and may be engaged to audit the Company’s financial statements for the fiscal year ending August 31, 2005.  KPMG was the Company’s tax accountant for the fiscal year ended August 31, 2004 and may be engaged to perform tax services for the Company for the fiscal year ending August 31, 2005.  One or more representatives of PwC are expected to be present at the Annual Meeting and to be available to respond to questions.  These representatives will have an opportunity to make a statement.

Table of Fees

The following table summaries fees billed to the Company for audit, audit-related, tax and other services provided by the Company’s independent public accountants and tax advisors:

	2003		2004
Fees and Expense	PwC	KPMG	PwC	KPMG

Annual Audit	$110,000	$—	$155,000	$—
Quarterly Review	5,000	20,000	25,000	—
Sarbanes-Oxley §404	—	—	—	—
Other Audit-Related	—	75,000	5,000	15,000
Tax	—	84,000	—	109,000
All Other	—	—	—	—
Total	$115,000	$179,000	$185,000	$124,000

Audit and Quarterly Review Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Company’s annual financial statements for fiscal 2004, and for professional services rendered for quarterly reviews of the financial statements included in the Company’s first, second and third quarter reports for fiscal 2004, was $180,000.  The aggregate fees billed by KPMG for professional services rendered for quarterly reviews of the financial statements included in the Company’s first and second quarter reports for fiscal 2003, and by PwC for the third quarter review and for the audit of the Company’s annual financial statements for fiscal 2003, was $135,000.

Audit-Related Fees

The aggregate fees billed by the Company’s principal accountants and former principal accountants for assurance and related services that were reasonably related to the performance of the audit or review of the Company’s financial statements and that are not included in the fees described in “Audit Fees” above were $75,000 for fiscal 2003 and $20,000 for fiscal 2004.  The amounts shown for fiscal 2003 consist primarily of fees paid to KPMG for assistance in responding to comments on the Company’s periodic filings received from the Securities and Exchange Commission.  There were no fees billed for financial information systems design and implementation for fiscal 2003 or 2004, and there were no fees billed for professional services related to Sarbanes-Oxley implementation, Section 404 in particular, although the Company expects significant fees in this area in fiscal 2005.

Tax Fees

The aggregate fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning were $84,000 for fiscal 2003 and $109,000 for fiscal 2004.  These fees were primarily for tax compliance.

All Other Fees; Independence

There were no fees billed for other professional services rendered to the Company by the Company’s principal accountants not disclosed above for fiscal 2003 and fiscal 2004.  The Audit Committee believes that the performance of the services described above is consistent with maintaining auditor independence.

Pre-Approval Policies and Procedures

It is the policy of the Audit Committee to pre-approve all specific expenditures relating to any of the matters set forth above.  In some cases, specific projects with estimated budgets are pre-approved and monitored by the Audit Committee, and final expenditures are ratified upon completion.  For fiscal 2004, the Audit Committee approved and/or ratified all of the services set forth above.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2004 (“Annual Report”), which contains audited financial statements and financial statement schedules of the Company, has been mailed concurrently with the mailing of the Notice of Annual Meeting and Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The Annual Report is not incorporated by reference into this Proxy Statement and is not considered proxy solicitation material.  Any stockholder who has not received a copy of the Annual Report may obtain one at no charge by writing to the Secretary of the Company at the address given on the first page of this Proxy Statement.  The Company will furnish to any stockholder of the Company any specific exhibit(s) to the Annual Report upon written request and upon payment of the Company’s reasonable costs to furnish such exhibit(s).

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be included in the proxy materials for the Company’s Annual Meeting of Stockholders for the 2005 fiscal year and presented thereat must be received in writing by the Secretary of the Company at the address given on the first page of this Proxy Statement not later than July 23, 2005.

Stockholders who do not timely present proposals for inclusion in the proxy materials for the Company’s Annual Meeting of Stockholders for the 2005 fiscal year but who still intend to submit a proposal at that meeting must comply with the detailed notice procedures set forth in the Company’s bylaws in a timely manner (received by the Company not less than twenty nor more than sixty days prior to the meeting).  A complete copy of the Company’s bylaws will be provided without charge, upon written or oral request, to any stockholder to whom this Proxy Statement is being sent.  Requests should be made to the Corporate Secretary of the Company at 21250 Hawthorne Boulevard, Suite 500, Torrance, California 90503; telephone (310) 792-7024; facsimile (310) 792-7079; email ir@summaindustries.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting.  If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment, provided that discretionary voting by proxies on such other matters is permitted by applicable rules and regulations.  This discretionary voting shall include voting on (i) matters for which the Company did not have timely notice, (ii) election of any person to any office for which a bona fide nominee is named in the proxy materials but is unable or unwilling to serve, (iii) approval of the minutes for the prior year’s annual meeting, and (iv) matters incidental to the conduct of the Annual Meeting.

By Order of the Board of Directors:

/s/ Trygve M. Thoresen

Trygve M. Thoresen
Secretary

Torrance, California
December 1, 2004

APPENDIX I

PROXY	(This Proxy is Solicited on Behalf of the Board of Directors)

SUMMA INDUSTRIES

21250 Hawthorne Blvd., Suite 500, Torrance, CA 90503

ANNUAL MEETING OF STOCKHOLDERS, MONDAY, JANUARY 24, 2005

The undersigned hereby appoints James R. Swartwout and Trygve M. Thoresen, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Summa Industries (“Summa”) held of record by the undersigned on November 29, 2004 at the Annual Meeting of Stockholders to be held on January 24, 2005 and at any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this proxy will be voted FOR each director nominee and FOR each of the other proposals set forth hereon.

IMPORTANT - THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE

1.     ELECTION OF ONE CLASS OF DIRECTORS as follows:

☐ FOR all nominees listed below	☐ WITHHOLD AUTHORITY to vote for all nominees

NOMINEES:  Class: James R. Swartwout, Jack L. Watts and Charles A. Tourville, each for a three-year term.

INSTRUCTIONS:  To withhold authority to vote for any nominee, mark FOR above and cross out the name(s) of the nominees with respect to whom authority is withheld.

2.     Approval and adoption of the 2005 Equity Incentive Plan under which investment interests relating to up to 500,000 additional shares of Summa’s Common Stock (subject to anti-dilution adjustments specified in the plan) may be granted to Summa’s directors, officers, employees, agents and others.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.     In their discretion, the Proxies are authorized to vote upon all other matters as may properly come before the Annual Meeting and any adjournments thereof, provided that discretionary voting on such other matters is permitted by applicable rules and regulations.

DATED:

Signature

Signature if held jointly

Please sign exactly as name appears below. When  shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY BY USING THE ENCLOSED ENVELOPE.

APPENDIX II

SUMMA INDUSTRIES
2005 EQUITY INCENTIVE PLAN

ARTICLE I
PURPOSE OF PLAN

The Company has adopted this Plan to promote the interests of the Company and its stockholders by using investment interests in the Company to attract, retain and motivate its management, directors, employees and other persons, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company’s stockholders.  Capitalized terms not otherwise defined herein have the meanings ascribed to them in Article VIII.

ARTICLE II
EFFECTIVE DATE AND TERM OF PLAN

2.1          Term of Plan.

This Plan became effective as of the Effective Date and will continue in effect until the earlier of (a) the Expiration Date, or (b) the date of any Plan termination by the Administrator pursuant to the provisions in Section 4.4.

2.2          Effect on Awards.

Awards may be granted only during the Plan Term, but each Award properly granted during the Plan Term will remain in effect after the Expiration Date until such Award has been exercised, terminated or expired in accordance with its terms and the terms of this Plan.

2.3          Stockholder Approval.

This Plan shall be approved by the Company’s stockholders.  The effectiveness of any Awards granted prior to such stockholder approval shall be subject to such stockholder approval.

ARTICLE III
SHARES SUBJECT TO PLAN

3.1          Number of Shares.

The maximum number of shares of Common Stock that may be issued pursuant to Awards under this Plan is 500,000, subject to adjustment as set forth in Section 3.4.

3.2          Source of Shares.

The Common Stock to be issued under this Plan will be made available, at the discretion of the Administrator, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including without limitation shares purchased on the open market.

3.3          Availability of Unused Shares.

Shares of Common Stock subject to unexercised portions of any Award that expire, terminate or are canceled, and shares of Common Stock issued pursuant to an Award that are reacquired by the Company pursuant to this Plan or the terms of the Award under which such shares were issued, will again become available for the grant of further Awards under this Plan as part of the shares available under Section 3.1.  However, if the exercise price of, or withholding taxes incurred in connection with, an Award is paid with shares of Common Stock, or if shares of Common Stock otherwise issuable pursuant to Awards are withheld by the Company in satisfaction of an exercise price or the withholding taxes incurred in connection with any exercise or vesting of an Award, then the number of shares of Common Stock available for issuance under the Plan will be reduced by the gross number of shares for which the Award is exercised or for which the Award vests, as applicable, and not by the net number of shares of Common Stock issued to the holder of such Award.

3.4          Adjustment Provisions.

(a)           Adjustments.  Subject to Section 3.4(e), if the Company consummates any Reorganization in which holders of shares of Common Stock are entitled to receive in respect of such shares any additional shares or new or different shares or securities, cash or other consideration (including, without limitation, a different number of shares of Common Stock), or if the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, combination, stock dividend, stock split, reverse stock split, spin-off, or similar transaction then, subject to Section 7.1, an appropriate and proportionate adjustment shall be made by the Administrator in:  (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards.

(b)           No Fractional Interests.  No fractional interests will be issued under the Plan resulting from any adjustments.

(c)           Adjustments Related to Company Stock.  To the extent any adjustments relate to stock or securities of the Company, such adjustments will be made by the Administrator, whose determination in that respect will be final, binding and conclusive.

(d)           Right to Make Adjustment.  The grant of an Award will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

(e)           Limitations.  Notwithstanding anything to the contrary herein, no adjustment to the terms of an Incentive Stock Option may be made unless such adjustment either:  (i) would not cause the Option to lose its status as an Incentive Stock Option; or (ii) is agreed to in writing by the Administrator and the Recipient.

3.5          Reservation of Shares.

The Company will at all times reserve and keep available shares of Common Stock equaling at least the total number of shares of Common Stock issuable pursuant to all outstanding Awards.

ARTICLE IV
ADMINISTRATION OF PLAN

4.1          Administrator.

(a)           Plan Administration.  Subject to the provisions of Section 4.1(b), this Plan will be administered by the Board and may also be administered by the Compensation Committee of the Board appointed pursuant to Section 4.1(b).

(b)           Administration by Compensation Committee.  The Board in its sole discretion may from time to time appoint a Compensation Committee of not fewer than two (2) Board members with authority to administer this Plan in whole or part and, subject to applicable law, to exercise any or all of the powers, authority and discretion of the Board under this Plan.  As long as the Board has delegated authority to administer this Plan to the Compensation Committee and the Company has a class of equity securities registered under Section 12 of the Exchange Act, this Plan may be administered by a Compensation Committee of not less than two (2) Board members appointed by the Board in its sole discretion from time to time, each of whom is (i) a Non-Employee Director, (ii) an “Outside Director” as defined in the regulations adopted under Section 162(m) of the IRC, and (iii) “independent” as defined under applicable stock exchange regulations.  The Board may from time to time increase or decrease (but not below two (2)) the number of members of the Compensation Committee, remove from membership on the Compensation Committee all or any portion of its members, and/or appoint such person or persons as it desires to fill any vacancy existing on the Compensation Committee, whether caused by removal, resignation or otherwise.  Unless otherwise required by this Section 4.1(b), the Board may disband the Compensation Committee at any time.

4.2          Authority of Administrator.

(a)           Authority to Interpret Plan.  Subject to the express provisions of this Plan, the Administrator will have the power to implement, interpret and construe this Plan and any Awards and Award Documents or other documents defining the rights and obligations of the Company and Recipients hereunder and thereunder, to determine all questions arising hereunder and thereunder, and to adopt and amend such rules and regulations for the administration hereof and thereof as it may deem desirable.  The interpretation and construction by the Administrator of any provisions of this Plan or of any Award or Award Document, and any action taken by, or inaction of, the Administrator relating to this Plan or any Award or Award Document, will be within the discretion of the Administrator and will be conclusive and binding upon all persons.  Subject only to compliance with the express provisions hereof, the Administrator may act in its discretion in matters related to this Plan and any and all Awards and Award Documents.

(b)           Authority to Grant Awards.  Subject to the express provisions of this Plan, the Administrator may from time to time in its discretion select the Eligible Persons to whom, and the time or times at which, Awards will be granted or sold, the nature of each Award, the number of shares of Common Stock or the number of rights that make up or underlie each Award, the exercise price and period (if applicable) for the exercise of each Award, and such other terms and conditions applicable to each individual Award as the Administrator may determine.  Any and all terms and conditions of Awards may be established by the Administrator without regard to existing Awards or other grants and without incurring any obligation of the Company in respect of subsequent Awards.  The Administrator may grant at any time new Awards to an Eligible Person who has previously received Awards or other grants (including other stock options) regardless of the status of such other Awards or grants.  The Administrator may grant Awards singly or in combination or in tandem with other Awards as it determines in its discretion.

(c)           Procedures.  Subject to the Company’s charter or bylaws or any Board resolution conferring authority on the Compensation Committee, any action of the Administrator with respect to the administration of this Plan must be taken pursuant to a majority vote of the authorized number of members of the Administrator or by the unanimous written consent of its members; provided, however, that (i) if the Administrator is the Compensation Committee and consists of two (2) members, then actions of the Administrator must be unanimous, and (ii) actions taken by the Board will be valid if approved in accordance with applicable law.

4.3          No Liability.

No member of the Board or the Compensation Committee or any designee thereof will be liable for any action or inaction with respect to this Plan or any Award or any transaction arising under this Plan or any Award except in circumstances constituting bad faith of such member.

4.4          Amendments.

(a)           Plan Amendments.  The Administrator may at any time and from time to time in its discretion, insofar as permitted by applicable law, rule or regulation and subject to Section 4.4(c), suspend or discontinue this Plan or revise or amend it in any respect whatsoever, and this Plan as so revised or amended will govern all Awards, including those granted before such revision or amendment.  Without limiting the generality of the foregoing, the Administrator is authorized to amend this Plan to comply with or take advantage of amendments to applicable laws, rules or regulations, including the Securities Act, the Exchange Act, the IRC, or the rules of any exchange or market system upon which the

Common Stock is listed or trades, or any rules or regulations promulgated thereunder.  Except as provided in Section 4.4(c), no stockholder approval of any amendment or revision will be required unless such approval is required by applicable law, rule or regulation.

(b)           Award Amendments.  The Administrator may at any time and from time to time in its discretion, but subject to Section 4.4(c) and Section 6.1(c) and compliance with applicable statutory or administrative requirements, accelerate or extend the vesting or exercise period of any Award as a whole or in part, and make such other modifications in the terms and conditions of an Award as it deems advisable, provided, however, that any repricing, reduction or modification of the exercise price of a Stock Option by the Administrator is subject to Section 5.16 regarding stockholder approval of certain actions.

(c)           Limitation.  Except as otherwise provided in this Plan or in the applicable Award Document, no amendment, revision, suspension or termination of this Plan or an outstanding Award that would cause an Incentive Stock Option to cease to qualify as such or that would alter, impair or diminish in any material respect any rights or obligations under any Award theretofore granted under this Plan may be effected without the written consent of the Recipient to whom such Award was granted.

4.5          Other Compensation Plans.

The adoption of this Plan will not affect any other stock option, restricted stock, incentive or other compensation plans in effect from time to time for the Company, and this Plan will not preclude the Company from establishing any other forms of incentive or other compensation for employees, directors, advisors or consultants of the Company, whether or not approved by stockholders.

4.6          Plan Binding on Successors.

This Plan will be binding upon the successors and assigns of the Company.

4.7          References to Successor Statutes, Regulations and Rules.

Any reference in this Plan to a particular statute, regulation or rule will also refer to any successor provision of such statute, regulation or rule.

4.8          Issuances for Compensation Purposes Only.

This Plan constitutes an “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act.  Awards to eligible employees or directors shall be made for any lawful consideration, including compensation for services rendered, promissory notes or otherwise.  Awards to consultants and advisors shall be made only in exchange for bona fide services rendered by such consultants or advisors and such services must not be in connection with the offer and sale of securities in a capital-raising transaction.

4.9          Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability is not to be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions are to be given full force and effect to the same extent as though the invalid and unenforceable provision were not contained herein.

4.10        Governing Law.

This Plan will be governed by and interpreted in accordance with the internal laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.

4.11        Interpretation.

Headings herein are for convenience of reference only, do not constitute a part of this Plan, and will not affect the meaning or interpretation of this Plan.  References herein to Sections or Articles are references to the referenced Section or Article hereof, unless otherwise specified.

ARTICLE V
GENERAL AWARD PROVISIONS

5.1          Participation in Plan.

(a)           Eligibility to Receive Awards.  A person is eligible to receive grants of Awards if, at the time of the grant of the Award, such person is an Eligible Person or has received an offer of employment from the Company, provided, however, that Awards granted to a person who has received an offer of employment will terminate and be forfeited without consideration if the employment offer is not accepted within such time as may be specified by the Company.  Status as an Eligible Person will not be construed as a commitment that any Award will be granted under this Plan to an Eligible Person or to Eligible Persons generally.

(b)           Eligibility to Receive Incentive Stock Options.  Incentive Stock Options may be granted only to Eligible Persons meeting the employment requirements of Section 422 of the IRC.

(c)           Awards to Foreign Nationals.  Notwithstanding anything to the contrary herein, the Administrator may, in order to fulfill the purposes of this Plan, modify grants of Awards to Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

5.2          Award Documents.

Each Award must be evidenced by an agreement duly executed on behalf of the Company and by the Recipient or, in the Administrator’s discretion, a confirming memorandum issued by the Company to the Recipient, setting forth such terms and conditions applicable to the Award as the Administrator may in its discretion determine.  Awards will not be deemed made or binding upon the Company, and Recipients will have no rights thereto, until such an agreement is entered into between the Company and the Recipient or such a memorandum is delivered by the Company to the Recipient, but an Award may have an effective date prior to the date of such an agreement or memorandum.  Award Documents may be (but need not be) identical and must comply with and be subject to the terms and conditions of this Plan, a copy of which will be provided to each Recipient and incorporated by reference into each Award Document.  Any Award Document may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Administrator.  In case of any conflict between this Plan and any Award Document, this Plan shall control.

5.3          Payment for Awards.

(a)           Payment of Exercise Price.  The exercise price or other payment for an Award is payable upon the exercise of a Stock Option or upon other purchase of shares pursuant to an Award granted hereunder by delivery of legal tender of the United States or payment of such other consideration as the Administrator may from time to time deem acceptable in any particular instance; provided, however, that the Administrator may, in the exercise of its discretion, allow exercise of an Award in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise.

(b)           No Company Loans.  The Company may not assist any person to whom an Award is granted (including, without limitation, any officer or director of the Company) in the payment of the purchase price or other amounts payable in connection with the receipt or exercise of that Award by lending such amounts to such person.

(c)           Cashless Exercise.  If permitted in any case by the Administrator in its discretion, the exercise price for Awards may be paid by capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Award and duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Administrator; or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and/or exercisable Awards or other equity awards previously granted to the Recipient and being exercised (if applicable) (in either case valued at Fair Market Value as of the exercise date); or such other consideration as the Administrator may from time to time in the exercise of its discretion deem acceptable in any particular instance.

(d)           No Precedent.  Recipients will have no rights to the exercise techniques described in Section 5.3(c), and the Company may offer or permit such techniques on an ad hoc basis to any Recipient without incurring any obligation to offer or permit such assistance or techniques on other occasions or to other Recipients.

5.4          No Employment Rights.

Nothing contained in this Plan (or in Award Documents or in any other documents related to this Plan or to Awards) will confer upon any Eligible Person or Recipient any right to continue in the employ of or engagement by the Company or any Affiliated Entity or constitute any contract or agreement of employment or engagement, or interfere in any way with the right of the Company or any Affiliated Entity to reduce such person’s compensation or other benefits or to terminate the employment or engagement of such Eligible Person or Recipient, with or without cause.  Except as expressly provided in this Plan or in any statement evidencing the grant of an Award, the Company has the right to deal with each Recipient in the same manner as if this Plan and any such statement evidencing the grant of an Award did not exist, including, without limitation, with respect to all matters related to the hiring, discharge, compensation and conditions of the employment or engagement of the Recipient.  Unless otherwise set forth in a written agreement binding upon the Company or an Affiliated Entity, all employees of the Company or an Affiliated Entity are “at will” employees whose employment may be terminated by the Company or the Affiliated Entity at any time for any reason or no reason, without payment or penalty of any kind.  Any question(s) as to whether and when there has been a termination of a Recipient’s employment or engagement, the reason (if any) for such termination, and/or the consequences thereof under the terms of this Plan or any statement evidencing the grant of an Award pursuant to this Plan will be determined by the Administrator and the Administrator’s determination thereof will be final and binding.

5.5          Restrictions Under Applicable Laws and Regulations.

(a)           Government Approvals.  All Awards will be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the securities subject to Awards granted under this Plan upon any securities exchange or interdealer quotation system or under any federal, state or foreign law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such an Award or the issuance, if any, or purchase of shares in connection therewith, such Award may not be exercised as a whole or in part unless and until such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Company.  During the term of this Plan, the Company will use its reasonable efforts to seek to obtain from the appropriate governmental and regulatory agencies any requisite qualifications, consents, approvals or authorizations in order to issue and sell such number of shares of its Common Stock as is sufficient to satisfy the requirements of this Plan.  The inability of the Company to obtain any such qualifications, consents, approvals or authorizations will relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such qualifications, consents, approvals or authorizations pertain.

(b)           No Registration Obligation; Recipient Representations.  The Company will be under no obligation to register or qualify the issuance of Awards or underlying securities under the Securities Act or applicable state securities laws.  Unless the issuance of Awards and underlying securities have been registered under the Securities Act and qualified or registered under applicable state securities laws, the Company shall be under no obligation to issue any Awards or underlying securities unless the Awards and underlying securities may be issued pursuant to applicable exemptions from such registration or qualification requirements.  In connection with any such exempt issuance, the Administrator may require the Recipient to provide a written representation and undertaking to the Company, satisfactory in form and scope to the Company and upon which the Company may reasonably rely, that such Recipient is acquiring such Awards and underlying securities for such Recipient’s own account as an investment and not with a view to, or for sale in connection with, the distribution of any such securities, and that such person will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act and other applicable law, and that if securities are issued without registration, a legend to this effect (together with any other legends deemed appropriate by the Administrator) may be endorsed upon the securities so issued, and to the effect of any additional representations that are appropriate in light of applicable securities laws and rules.  The Company may also order its transfer agent to stop transfers of such shares.  The Administrator may also require the Recipient to provide the Company such information and other documents as the Administrator may request in order to satisfy the Administrator as to the investment sophistication and experience of the Recipient and as to any other conditions for compliance with any such exemptions from registration or qualification.

5.6          Additional Conditions.

Any Award may be subject to such provisions (whether or not applicable to any other Award or Recipient) as the Administrator deems appropriate, including without limitation provisions for the forfeiture of or restrictions on resale or other disposition of securities of the Company acquired under this Plan, provisions giving the Company the right to repurchase securities of the Company acquired under this Plan in the event the Recipient leaves the Company for any reason or elects to effect any disposition thereof, and provisions to comply with federal and state securities laws.

5.7          No Privileges Regarding Stock Ownership or Specific Assets.

Except as otherwise set forth herein, a Recipient or a permitted transferee of an Award will have no rights as a stockholder with respect to any shares issuable or issued in connection with the Award until the Recipient has delivered to the Company all amounts payable and performed all obligations required to be performed in connection with the exercise of the Award and the Company has issued such shares.  No person will have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company by reason of any Award granted hereunder.  Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto is to be construed to create a trust of any kind or a fiduciary relationship between the Company and any person.  To the extent that any person acquires a right to receive an Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

5.8          Nonassignability.

No Award is assignable or transferable except:  (a) by will or by the laws of descent and distribution; or (b) subject to the final sentence of this Section 5.8, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Administrator on a case-by-case basis and under circumstances that would not adversely affect the interests of the Company, transfers for estate planning purposes or pursuant to a nominal transfer that does not result in a change in beneficial ownership.  Subject to the final sentence of this Section 5.8, during the lifetime of a Recipient, an Award granted to such person will be exercisable only by the Recipient (or the Recipient’s permitted transferee) or such person’s guardian or legal representative.  Notwithstanding the foregoing, Stock Options intended to be treated as Incentive Stock Options (or other Awards subject to transfer restrictions under the IRC) (i) may not be assigned or transferred in violation of Section 422(b)(5) of the IRC or the regulations thereunder, and nothing herein is intended to allow such assignment or transfer; and (ii) will be exercisable during a Recipient’s lifetime only by the Recipient.

5.9          Information to Recipients.

(a)           Provision of Information.  The Administrator in its sole discretion may determine what, if any, financial and other information is to be provided to Recipients and when such financial and other information is to be provided after giving consideration to applicable federal and state laws, rules and regulations, including, without limitation, applicable federal and state securities laws, rules and regulations.

(b)           Confidentiality.  The furnishing of financial and other information that is confidential to the Company is subject to the Recipient’s agreement to maintain the confidentiality of such financial and other information, and not to disclose or use the information for any purpose other than evaluating the Recipient’s position under this Plan.  The Administrator may impose other restrictions on the access to and use of such confidential information and may require a Recipient to acknowledge the

Recipient’s obligations under this Section 5.9(b) (which acknowledgment is not to be a condition to Recipient’s obligations under this Section 5.9(b)).

5.10        Withholding Taxes.

Whenever the granting, vesting or exercise of any Award, or the issuance of any Common Stock or other securities upon exercise of any Award or transfer thereof, gives rise to tax or tax withholding liabilities or obligations, the Administrator will have the right as a condition thereto to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements arising in connection therewith.  The Administrator may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable in connection with an Award, in each case valued at Fair Market Value as of the date of such delivery or withholding, as the case may be.

5.11        Legends on Awards and Stock Certificates.

Each Award Document and each certificate representing securities acquired upon vesting or exercise of an Award must be endorsed with all legends, if any, required by applicable federal and state securities and other laws to be placed on the Award Document and/or the certificate.  The determination of which legends, if any, will be placed upon Award Documents or the certificates will be made by the Administrator in its discretion and such decision will be final and binding.

5.12        Effect of Termination of Employment on Awards.

(a)           Termination of Vesting.  Notwithstanding anything to the contrary herein, but subject to Section 5.12(b), Awards will be exercisable by a Recipient (or the Recipient’s successor in interest) following such Recipient’s termination of employment or service only to the extent that installments thereof had become exercisable on or prior to the date of such termination.

(b)           Alteration of Vesting and Exercise Periods.  Subject to Section 6.1(c) and notwithstanding anything to the contrary herein, the Administrator may in its discretion (i) designate shorter or longer periods following a Recipient’s termination of employment or service during which Awards may vest or be exercised; provided, however, that any shorter periods determined by the Administrator will be effective only if provided for in this Plan or the instrument that evidences the grant to the Recipient of the affected Award or if such shorter period is agreed to in writing by the Recipient, and (ii) accelerate the vesting of all or any portion of any Awards by increasing the number of shares purchasable at any time, without increasing the total number of shares subject to such Awards.

(c)           Leave of Absence.  In the case of any employee on an approved leave of absence, the Administrator may make such provision respecting continuance of Awards granted to such employee as the Administrator in its discretion deems appropriate, except that in no event will an Award be exercisable after the date such Award would expire in accordance with its terms had the Recipient remained continuously employed.

(d)           General Cessation.  Except as otherwise set forth in this Plan or an Award Document or as determined by the Administrator in its discretion, all Awards granted to a Recipient, and all of such Recipient’s rights thereunder, will terminate upon termination for any reason of such Recipient’s employment or service with the Company or any Affiliated Entity (or cessation of any other service relationship between the Recipient and the Company or any Affiliated Entity in place as of the date the Award was granted).

5.13        Lock-Up Agreements.

Each Recipient agrees as a condition to receipt of an Award that, in connection with any public offering by the Company of its equity securities and upon the request of the Company and the principal underwriter (if any) in such public offering, any shares of Common Stock acquired or that may be acquired upon exercise or vesting of an Award may not be sold, offered for sale, encumbered, or otherwise disposed of or subjected to any transaction that will involve any sales of securities of the Company, without the prior written consent of the Company or such underwriter, as the case may be, for a period of not more than 180 days after the effective date of the registration statement for such public offering.  Each Recipient will, if requested by the Company or the principal underwriter, enter into a separate agreement to the effect of this Section 5.13.

5.14        Restrictions on Common Stock and Other Securities.

Common Stock or other securities of the Company issued or issuable in connection with any Award will be subject to all of the restrictions imposed under this Plan upon Common Stock issuable or issued upon exercise of Stock Options, except as otherwise determined by the Administrator.

5.15        Limits on Awards to Eligible Persons.

Notwithstanding any other provision of this Plan, no one Eligible Person shall be granted Awards with respect to more than 100,000 shares of Common Stock in any one calendar year. The limitation set forth in this Section 5.15 will be subject to adjustment as provided in Section 3.4 or under Section 7.1, but only to the extent such adjustment would not affect the status of compensation attributable to Awards as Performance-Based Compensation.

5.16        No Option Repricing.

Without the approval of the stockholders of the Company, the Company shall not reprice any Stock Options.  For purposes of this Plan, the term “reprice” shall include (i) lowering the exercise price of previously awarded Stock Options within the meaning of Item 402(i) under Securities and Exchange Commission Regulation S-K, and (ii) canceling previously awarded Stock Options and granting in their place Stock Options having a lower exercise price.

ARTICLE VI
AWARDS

6.1          Stock Options.

(a)           Nature of Stock Options.  Stock Options may be Incentive Stock Options or Nonqualified Stock Options.

(b)           Option Exercise Price.  The exercise price for each Stock Option will be determined by the Administrator as of the date such Stock Option is granted.

(c)           Option Period and Vesting.  Stock Options granted hereunder will vest and may be exercised as determined by the Administrator; provided, however, that (i) no Stock Option shall first become exercisable within one year from its date of grant, other than upon a Change in Control as set forth in Section 7.1, and (ii) any exercise of Stock Options after termination of the Recipient’s employment or service shall be subject to Section 5.12 and Section 6.1(e).  Each Stock Option granted hereunder and all rights or obligations thereunder shall expire on such date as may be determined by the Administrator, but not later than 10 years after the date the Stock Option is granted and may be subject to earlier termination as provided herein or in the Award Document.  Except as otherwise provided herein, a Stock Option will become exercisable, as a whole or in part, on the date or dates specified by the Administrator and thereafter will remain exercisable until the exercise, expiration or earlier termination of the Stock Option.

(d)           Exercise of Stock Options.  The exercise price for Stock Options will be paid as set forth in Section 5.3.  No Stock Option will be exercisable except in respect of whole shares, and fractional share interests shall be disregarded.  Not fewer than 100 shares of Common Stock (or such other amount as may be set forth in the applicable Award Document) may be purchased at one time and Stock Options must be exercised in multiples of 100 unless the number purchased is the total number of shares for which the Stock Option is exercisable at the time of exercise.  A Stock Option will be deemed to be exercised when the Secretary or other designated official of the Company receives written notice of such exercise from the Recipient in such form as the Company may specify from time to time, together with payment of the exercise price in accordance with Section 5.3 and any amounts required under Section 5.10 or, with permission of the Administrator, arrangement for such payment.  Notwithstanding any other provision of this Plan, the Administrator may impose, by rule and/or in Award Documents, such conditions upon the exercise of Stock Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 and Rule 10b-5 under the Exchange Act, and any amounts required under Section 5.10, or any applicable section of or regulation under the IRC.

(e)           Termination of Employment.

(i)            Termination for Just Cause.  Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, in the event of a Just Cause Dismissal of a Recipient all of the Recipient’s unexercised Stock Options, whether or not vested, will expire and become unexercisable as of the date of such Just Cause Dismissal.

(ii)           Termination Other Than for Just Cause.  Subject to Section 5.12 and except as otherwise provided in a written agreement between the Company or an Affiliated Entity and the Recipient, which may be entered into at any time before or after termination of employment or service, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for:

(A)          any reason other than for Just Cause Dismissal, death, Permanent Disability or normal retirement, the Recipient’s Stock Options, to the extent unvested, will expire and become unexercisable as of the date of termination, and to the extent vested, will expire and become unexercisable as of the earlier of:  (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) 90 days after the date of termination of employment or service.

(B)           death, Permanent Disability or normal retirement, the Recipient’s unexercised Stock Options, to the extent unvested, will expire and become unexercisable as of the date of termination, and to the extent vested, will expire and become unexercisable as of the earlier of:  (1) the date such Stock Options would expire in accordance with their terms had the Recipient remained employed; and (2) two years after the date of termination of employment or service.

(f)            Special Provisions Regarding Incentive Stock Options.  Notwithstanding anything herein to the contrary,

(i)            The exercise price and vesting period of any Stock Option intended to be treated as an Incentive Stock Option must comply with the provisions of Section 422 of the IRC and the regulations thereunder.  As of the Effective Date, such provisions require, among other matters, that:  (A) the exercise price must not be less than the Fair Market Value of the underlying stock as of the date the Incentive Stock Option is granted, and not less than 110% of the Fair Market Value as of such date in the case of a grant to a Significant Stockholder; and (B) that the Incentive Stock Option not be exercisable after the expiration of 10 years from the date of grant or the expiration of 5 years from the date of grant in the case of an Incentive Stock Option granted to a Significant Stockholder.

(ii)           If for any reason other than death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of:  (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) three months after the date of termination of the Recipient’s employment or service.

(iii)          If as a result of death or Permanent Disability, the employment or service of a Recipient of Incentive Stock Options with the Company or any Affiliated Entity terminates, such Recipient’s Incentive Stock Options, whether or not vested, shall cease to qualify as such and will be treated as Nonqualified Stock Options as of the earlier of:  (A) the date such Incentive Stock Options would expire in accordance with their terms had the Recipient remained employed with the Company or any Affiliated Entity; and (B) one year after the date of termination of the Recipient’s employment or service.

(iv)          The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more Incentive Stock Options granted to any Recipient under this Plan (or any other plan of the Company or of any Parent Corporation or Subsidiary Corporation) may for the first time become exercisable as Incentive Stock Options under such plans during any one calendar year may not exceed $100,000.

(v)           Any Stock Options granted as Incentive Stock Options pursuant to this Plan that for any reason fail or cease to qualify as such will be treated as Nonqualified Stock Options.  If the limit described in Section 6.1(f)(iv) is exceeded, the earliest granted Stock Options will be treated as Incentive Stock Options, up to such limit.

6.2          Performance Awards.

(a)           Grant of Performance Award.  The Administrator will determine in its discretion the pre-established, objective performance goals (which need not be identical and may be established on an individual or group basis) governing Performance Awards, the terms thereof, and the form and time of payment of Performance Awards.

(b)           Payment of Award.  Upon satisfaction of the conditions applicable to a Performance Award, payment will be made to the Recipient in cash, in shares of Common Stock valued at Fair Market Value as of the date payment is due, or in a combination of Common Stock and cash, as the Administrator in its discretion may determine.

(c)           Maximum Amount of Compensation.  The maximum amount payable pursuant to that portion of a Performance Award granted for any calendar year to any Recipient that is intended to satisfy the requirements for Performance-Based Compensation shall not exceed $1,000,000.

6.3          Restricted Stock.

(a)           Award of Restricted Stock.  The Administrator will determine the Purchase Price (if any), the terms of payment of the Purchase Price, the restrictions upon the Restricted Stock, and when such restrictions will lapse.

(b)           Requirements of Restricted Stock.  All shares of Restricted Stock granted or sold pursuant to this Plan will be subject to the following conditions:

(i)            No Transfer.  The shares may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, alienated or encumbered until the restrictions are removed or expire;

(ii)           Certificates.  The Administrator may require that the certificates representing Restricted Stock granted or sold to a Recipient remain in the physical custody of an escrow holder or the Company until all restrictions are removed or expire;

(iii)          Restrictive Legends.  Each certificate representing Restricted Stock granted or sold to a Recipient pursuant to this Plan will bear such legend or legends making reference to the restrictions imposed upon such Restricted Stock as the Administrator in its discretion deems necessary or appropriate to enforce such restrictions; and

(iv)          Other Restrictions.  The Administrator may impose such other conditions on Restricted Stock as the Administrator may deem advisable, including, without limitation, restrictions under the Securities Act, under the Exchange Act, under the requirements of any stock exchange or interdealer quotation system upon which such Restricted Stock or other securities of the Company are then listed or traded and under any blue sky or other securities laws applicable to such shares.

(c)           Lapse of Restrictions.  The restrictions imposed upon Restricted Stock will lapse in accordance with such terms or other conditions as are determined by the Administrator.

(d)           Rights of Recipient.  Subject to the provisions of Section 6.3(b) and any restrictions imposed upon the Restricted Stock, the Recipient will have all rights of a stockholder with respect to the Restricted Stock granted or sold to such Recipient under this Plan, including, without limitation, the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.

(e)           Termination of Employment.  Unless the Administrator in its discretion determines otherwise, if a Recipient’s employment or service with the Company or any Affiliated Entity terminates for any reason, all of the Recipient’s Restricted Stock remaining subject to restrictions on the date of such termination of employment or service will be repurchased by the Company at the Purchase Price (if any) paid by the Recipient to the Company, without interest or premium, and otherwise returned to the Company without consideration.

6.4          Stock Appreciation Rights.

(a)           Granting of Stock Appreciation Rights.  The Administrator may at any time and from time to time approve the grant to Eligible Persons of Stock Appreciation Rights, related or unrelated to Stock Options.

(b)           Stock Appreciation Rights Related to Options.

(i)            A Stock Appreciation Right related to a Stock Option will entitle the holder of the related Stock Option, upon exercise of the Stock Appreciation Right, to surrender such Stock Option, or any portion thereof to the extent previously vested but unexercised, with respect to the number of shares as to which such Stock Appreciation Right is exercised, and to receive payment of an amount computed pursuant to Section 6.4(b)(iii).  Such Stock Option will, to the extent surrendered, then cease to be exercisable.

(ii)           A Stock Appreciation Right related to a Stock Option hereunder will be exercisable at such time or times, and only to the extent that, the related Stock Option is exercisable, and will not be transferable except to the extent that such related Stock Option may be transferable (and under the same conditions), will expire no later than the expiration of the related Stock Option, and may be exercised only when the market price of the Common Stock subject to the related Stock Option exceeds the exercise price of the Stock Option.

(iii)          Upon the exercise of a Stock Appreciation Right related to a Stock Option, the Recipient will be entitled to receive payment of an amount determined by multiplying: (A) the difference obtained by subtracting the exercise price of a share of Common Stock specified in the related Stock Option from the Fair Market Value of a share of Common Stock on the date of exercise of such Stock Appreciation Right (or, in the case of a Stock Appreciation Right related to a Nonqualified Stock Option, as of such other date or as of the occurrence of such event as may have been specified in the instrument evidencing the grant of the Stock Appreciation Right), by (B) the number of shares as to which such Stock Appreciation Right is exercised.

(c)           Stock Appreciation Rights Unrelated to Options.  The Administrator may grant Stock Appreciation Rights unrelated to Stock Options.  Section 6.4(b)(iii) will govern the amount payable at exercise under such Stock Appreciation Right, except that in lieu of an option exercise price the initial base amount specified in the Award shall be used.

(d)           Limits.  Notwithstanding the foregoing, the Administrator, in its discretion, may place a dollar limitation on the maximum amount that will be payable upon the exercise of a Stock Appreciation Right.

(e)           Payments.  Payment of the amount determined under the foregoing provisions may be made solely in whole shares of Common Stock valued at their Fair Market Value on the date of exercise of the Stock Appreciation Right or, alternatively, at the discretion of the Administrator, in cash or in a combination of cash and shares of Common Stock as the Administrator deems advisable.  The

Administrator has full discretion to determine the form in which payment of a Stock Appreciation Right will be made and to consent to or disapprove the election of a Recipient to receive cash in full or partial settlement of a Stock Appreciation Right.  If the Administrator decides to make full payment in shares of Common Stock, and the amount payable results in a fractional share, payment for the fractional share will be made in cash.

6.5          Stock Payments.

The Administrator may approve Stock Payments to any Eligible Person on such terms and conditions as the Administrator may determine.  Stock Payments will replace cash compensation at the Fair Market Value of the Common Stock on the date payment is due.

6.6          Dividend Equivalents.

The Administrator may grant Dividend Equivalents to any Recipient who has received a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock.  Dividend Equivalents may be paid in cash, Common Stock or other Awards; the amount of Dividend Equivalents paid other than in cash will be determined by the Administrator by application of such formula as the Administrator may deem appropriate to translate the cash value of dividends paid to the alternative form of payment of the Dividend Equivalent.  Dividend Equivalents will be computed as of each dividend record date and will be payable to Recipients thereof at such time as the Administrator may determine.  Notwithstanding the foregoing, if it is intended that an Award qualify as Performance-Based Compensation, and the amount of compensation the Recipient could receive under the Award is based solely on an increase in value of the underlying stock after the date of the grant or award, then the payment of any Dividend Equivalents related to the Award shall not be made contingent on the exercise of the Award.

6.7          Stock Bonuses.

The Administrator may issue Stock Bonuses to Eligible Persons on such terms and conditions as the Administrator may determine.

6.8          Stock Sales.

The Administrator may sell to Eligible Persons shares of Common Stock on such terms and conditions as the Administrator may determine.

6.9          Phantom Stock.

The Administrator may grant Awards of Phantom Stock to Eligible Persons.  Phantom Stock is a cash payment measured by the Fair Market Value of a specified number of shares of Common Stock on a specified date, or measured by the excess of such Fair Market Value over a specified minimum, which may but need not include a Dividend Equivalent.

6.10        Other Stock-Based Benefits.

The Administrator is authorized to grant Other Stock-Based Benefits.  Other Stock-Based Benefits are any arrangements granted under this Plan not otherwise described above that:  (a) by their terms might involve the issuance or sale of Common Stock or other securities of the Company; or (b) involve a benefit that is measured, as a whole or in part, by the value, appreciation, dividend yield or other features attributable to a specified number of shares of Common Stock or other securities of the Company.

ARTICLE VII
CHANGE IN CONTROL

7.1          Provision for Awards Upon Change in Control.

Subject to any required action by stockholders, (i) the maximum number and kind of shares subject to this Plan as provided in Section 3.1; (ii) the number and kind of shares or other securities subject to then outstanding Awards; and (iii) the price for each share or other unit of any other securities subject to, or measurement criteria applicable to, then outstanding Awards shall be proportionately adjusted for any increase of decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.  Subject to any required action by stockholders, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Award shall pertain and apply to the securities to which a holder of the number of shares subject to the Award would have been entitled.  In the event of a Change in Control, either (a) the date of exercisability of each and every outstanding Award shall automatically accelerate to a date and time immediately prior to such Change in Control, or (b) Awards will be canceled and automatically converted into the right to receive the securities, cash or other consideration that a holder of the shares underlying such Awards would have been entitled to receive upon consummation of such Change in Control had such shares been issued and outstanding immediately prior to the effective date and time of the Change in Control (net of the appropriate option exercise prices).  To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Administrator whose determination shall be conclusive and binding on all persons. Except as expressly provided in this Section 7.1, the Recipient shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the terms of existing Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power to the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

ARTICLE VIII
DEFINITIONS

Capitalized terms used in this Plan and not otherwise defined have the meanings set forth below:

“Administrator” means the Board as long as no Compensation Committee has been appointed and is in effect and also means the Compensation Committee to the extent that the Board has delegated authority thereto.

“Affiliated Entity” means any Parent Corporation of the Company or Subsidiary Corporation of the Company or any other entity controlling, controlled by, or under common control with the Company.

“Applicable Dividend Period” means (i) the period between the date a Dividend Equivalent is granted and the date the related Stock Option, SAR, or other Award is exercised, terminates, or is converted to Common Stock, or (ii) such other time as the Administrator may specify in the written instrument evidencing the grant of the Dividend Equivalent.

“Award” means any Stock Option, Performance Award, Restricted Stock, Stock Appreciation Right, Stock Payment, Stock Bonus, Stock Sale, Phantom Stock, Dividend Equivalent, or Other Stock-Based Benefit granted or sold to an Eligible Person under this Plan, or any similar award granted by the Company prior to the Effective Date and outstanding as of the Effective Date that is governed by this Plan.

“Award Document” means the agreement or confirming memorandum setting forth the terms and conditions of an Award.

“Board” means the Board of Directors of the Company.

“Change in Control” of the Company shall be deemed to have occurred if (i) there shall have be consummated (x) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger (including a reincorporation), or (y) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (ii) the stockholders of the Company shall approve any plan or proposal for the liquidation or dissolution of the Company, or (iii) any person (as such term is used in
Sections 13(d)

and 14(d)(2) of the Exchange Act) shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 30% or more of the outstanding Common Stock (excluding the Company’s 401(k) Plan from the definition of “person”), or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

“Common Stock” means the common stock of the Company, $0.01 par value per share, as constituted on the Effective Date, and as thereafter adjusted under Section 3.4.

“Company” means Summa Industries, a Delaware corporation.

“Compensation Committee” means the compensation committee appointed by the Board to administer this Plan pursuant to Section 4.1.

“Dividend Equivalent” means a right granted by the Company under Section 6.6 to a holder of a Stock Option, Stock Appreciation Right or other Award denominated in shares of Common Stock to receive from the Company during the Applicable Dividend Period payments equivalent to the amount of dividends payable to holders of the number of shares of Common Stock underlying such Stock Option, Stock Appreciation Right, or other Award.

“Effective Date” means January 24, 2005, the date this Plan was approved and adopted by the Company’s stockholders.

“Eligible Person” includes directors, including Non-Employee Directors, officers, employees, consultants and advisors of the Company or of any Affiliated Entity; provided, however, that in order to be Eligible Persons, consultants and advisors must render bona fide services to the Company or any Affiliated Entity that are not in connection with capital-raising.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” means the 10th anniversary of the Effective Date.

“Fair Market Value” of a share of the Company’s capital stock as of a particular date means: (i) if the stock is listed on an established stock exchange or exchanges (including for this purpose, the Nasdaq National Market), the closing sale price of the stock for such date on the primary exchange upon which the stock trades, as measured by volume, as published in The Wall Street Journal, or, if no sale price was quoted for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for the stock in the over-the-counter market on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Award is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Administrator, provided, however, that (A) when appropriate, the Administrator in determining Fair Market Value of capital stock of the Company may take into account such other factors as it may deem appropriate under the circumstances, and (B) if the stock is traded on the Nasdaq SmallCap Market and both sales prices and bid and asked prices are quoted or available, the Administrator may elect to determine Fair Market Value under either clause (i) or (ii) above.  Notwithstanding the foregoing, the Fair Market Value of capital stock for purposes of grants of Incentive Stock Options must be determined in compliance with applicable provisions of the IRC.  The Fair Market Value of rights or property other than capital stock of the Company means the fair market value thereof as determined by the Administrator on the basis of such factors as it may deem appropriate.

“Incentive Stock Option” means a Stock Option that qualifies as an incentive stock option under Section 422 of the IRC, or any successor statute thereto.

“IRC” means the Internal Revenue Code of 1986, as amended.

“Just Cause Dismissal” means a termination of a Recipient’s employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board, the Company’s President or Chief Executive Officer or the Recipient’s superiors that results in damage to the Company or any Affiliated Entity or which, after written notice to do so, the Recipient fails to correct within a reasonable time not exceeding 20 days; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to the Recipient; (iii) any willful failure to perform the Recipient’s job as required to meet the objectives of the Company or any Affiliated Entity; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or any Affiliated Entity or which constitutes a misappropriation of assets of the Company or any Affiliated Entity; (v) the Recipient’s performing services for any other person or entity that competes with the Company or any Affiliated Entity while the Recipient is employed by the Company or any Affiliated Entity without the written approval of the Chief Executive Officer of the Company; or (vi) any other conduct that the Administrator reasonably determines in good faith constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company or any Affiliated Entity providing for just cause dismissal (or some comparable concept) of Recipient from Recipient’s employment with the Company or any Affiliated Entity, “Just Cause Dismissal” for purposes of this Plan will have the same meaning as ascribed thereto or to such comparable concept in such employment agreement.

“Non-Employee Director” means a director of the Company who qualifies as a “Non-Employee Director” under Rule 16b-3 under the Exchange Act.

“Nonqualified Stock Option” means a Stock Option that is not an Incentive Stock Option.

“Other Stock-Based Benefits” means an Award granted under Section 6.10.

“Parent Corporation” means any Parent Corporation as defined in Section 424(e) of the IRC.

“Performance Award” means an Award under Section 6.2, payable in cash, Common Stock or a combination thereof, that vests and becomes payable over a period of time upon attainment of pre-established, objective performance goals established in connection with the grant of the Award.  For this purpose, a pre-established, objective performance goal may include one or more of the following performance criteria:  (a) cash flow, (b) earnings per share (including earnings before interest, taxes, and amortization), (c) return on equity, (d) total stockholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating margin, (j) return on operating revenue, and (k) any other similar performance criteria.

“Performance-Based Compensation” means performance-based compensation as described in Section 162(m) of the IRC and the regulations issued thereunder.  If the amount of compensation an Eligible Person will receive under any Award is not based solely on an increase in the value of Common Stock after the date of grant or award, the Administrator, in order to qualify an Award as performance-based compensation under Section 162(m) of the IRC, can condition the grant, award, vesting, or exercisability of such an Award on the attainment of a pre-established, objective performance goal including, but not limited to, those pre-established, objective performance goals described in the definition of Performance Award above.

“Permanent Disability” means that the Recipient becomes physically or mentally incapacitated or disabled so that the Recipient is unable to perform substantially the same services as the Recipient performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of 3 consecutive months or 6 months in any 12-month period or such other period(s) as may be determined by the Administrator with respect to any Award, provided, however, that for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to Section 6.1(e), Permanent Disability shall mean “permanent and total disability” as defined in Section 22(e)(3) of the IRC.

“Person” means any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding (i) the Company and its subsidiaries, (ii) any employee stock ownership or other employee benefit plan maintained by the Company and (iii) an underwriter or underwriting syndicate that has acquired the Company’s securities solely in connection with a public offering thereof.

“Phantom Stock” means an Award granted under Section 6.9.

“Plan” means this 2005 Equity Incentive Plan of the Company.

“Plan Term” means the period during which this Plan remains in effect (commencing the Effective Date and ending on the Expiration Date).

“Purchase Price” means the purchase price (if any) to be paid by a Recipient for Restricted Stock as determined by the Administrator (which price shall be at least equal to the minimum price required under applicable laws and regulations for the issuance of Common Stock which is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met).

“Recipient” means a person who has received an Award.

“Reorganization” means any merger, consolidation or other reorganization.

“Restricted Stock” means Common Stock that is the subject of an Award made under Section 6.3 and that is nontransferable and subject to a substantial risk of forfeiture until specific conditions are met, as set forth in this Plan and in any statement evidencing the grant of such Award.

“Securities Act” means the Securities Act of 1933, as amended.

“Significant Stockholder” is an individual who, at the time a Stock Option is granted to such individual under this Plan, owns common stock representing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation (after application of the attribution rules set forth in Section 424(d) of the IRC).

“Stock Appreciation Right” or “SAR” means a right granted under Section 6.4 to receive a payment that is measured with reference to the amount by which the Fair Market Value of a specified number of shares of Common Stock appreciates from a specified date, such as the date of grant of the SAR, to the date of exercise.

“Stock Bonus” means an issuance or delivery of unrestricted or restricted shares of Common Stock under Section 6.7 as a bonus for services rendered or for any other valid consideration under applicable law.

“Stock Option” means a right to purchase stock of the Company granted under Section 6.1 of this Plan.

“Stock Payment” means a payment in shares of the Company’s Common Stock under Section 6.5 to replace all or any portion of the compensation or other payment (other than base salary) that would otherwise become payable to the Recipient in cash.

“Stock Sale” means a sale of Common Stock to an Eligible Person under Section 6.8.

“Subsidiary Corporation” means any Subsidiary Corporation as defined in Section 424(f) of the IRC.